Exhibit 10.1

CERTAIN INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. THE OMITTED PORTIONS OF THIS DOCUMENT ARE INDICATED BY [***].

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of March 24, 2025, is by and among Prairie Operating Co., a Delaware corporation with offices located at 55 Waugh Drive, Suite 400, Houston, TX 77007 (the “Company”), and each of the investors listed on the Schedule of Buyers attached hereto (individually, a “Buyer” and collectively, the “Buyers”).

RECITALS

A. The Company has authorized a new series of Series F Convertible Preferred Stock (the “Preferred Stock”) pursuant to a Certificate of Designation of Preferences, Rights and Limitations of Series F Convertible Preferred Stock in the form attached hereto as Exhibit A (the “Certificate of Designation”), which such Preferred Stock shall under certain circumstances entitle the Buyers to receive shares of the Company’s common stock, par value $0.01 per share (together with any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock, the “Common Stock”) (such underlying shares of Common Stock issuable pursuant to the terms of the Preferred Stock, the “Preferred Stock Shares”).

B. The Company has also authorized the issuance of warrants to purchase the Company’s Common Stock in the form attached hereto as Exhibit B (the “Anniversary Warrants”) (such underlying shares of Common Stock issuable upon exercise of an Anniversary Warrant, collectively, the “Warrant Shares” and, together with the Preferred Stock Shares, the “Underlying Shares”). The Purchased Preferred Stock, the Anniversary Warrants and Underlying Shares are collectively referred to herein as the “Securities.”

C. Each Buyer wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, the aggregate number of shares of Purchased Preferred Stock (as defined below) set forth opposite such Buyer’s name in column (3) on the Schedule of Buyers.

D. Subject to the conditions set forth in Section 4(w), each Buyer wishes to acquire, and the Company wishes to issue, upon the terms and conditions stated in this Agreement, the Anniversary Warrants.

E. The Company and each Buyer is executing and delivering this Agreement in reliance upon the effective registration statement on Form S-3 (Commission File No. 333-282730) (as amended, the “Registration Statement”) filed by the Company with the United States Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the “1933 Act”), for the registration of the Securities, as such Registration Statement may be amended and supplemented from time to time (including pursuant to Rule 462(b) of the 1933 Act), including all documents filed as part thereof or incorporated by reference therein, and including all information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430B of the 1933 Act, and the prospectus supplement (the “Prospectus Supplement”) complying with Rule 424(b) of the 1933 Act that is delivered by the Company to each Buyer in connection with the execution and delivery of this Agreement, including the documents incorporated by reference therein, and that is filed with the SEC.

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F. At or before the Closing, each of the parties set forth on Exhibit C shall execute and deliver a Voting Agreement, in the form attached hereto as Exhibit D (the “Voting Agreement”), pursuant to which such parties shall agree to vote their shares of the Company’s Common Stock in favour of providing the Requisite Stockholder Approval (as defined below).

G. At or before the Closing, each of the parties set forth on Exhibit C shall execute and deliver a Lock-Up Agreement, in the form attached hereto as Exhibit E (the “Lock-Up Agreement”), pursuant to which such parties shall agree to certain equity transfer restrictions.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Buyer hereby agree as follows:

1.	PURCHASE AND SALE OF PURCHASED PREFERRED STOCK.

(a) Purchase of Purchased Preferred Stock. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7, as applicable, the Company shall issue and sell to each Buyer, and each Buyer severally, but not jointly, agrees to purchase from the Company on the Closing Date (as defined below) the aggregate number of shares of Preferred Stock as is set forth opposite such Buyer’s name in column (3) on the Schedule of Buyers (the “Purchased Preferred Stock”).

(b) Closing. The closing (the “Closing”) of the purchase of the Purchased Preferred Stock by the Buyers shall occur by electronic transmission or other transmission as mutually acceptable to the parties. The date and time of the Closing (the “Closing Date”) shall be 10:00 a.m., New York time, on the first (1st) Business Day on which the conditions to the Closing set forth in Sections 6 and 7 are satisfied or waived (or such other date as is mutually agreed to by the Company and each Buyer). As used herein “Business Day” means any day other than a Saturday, a Sunday or any day on which commercial banks in the City of New York are authorized or required by law or executive order to close or be closed; provided, however, for clarification, commercial banks in the City of New York shall not be deemed to be authorized or required by law or executive order to close or be closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in the City of New York are open for use by customers on such day.

(c) Preferred Stock Purchase Price. The aggregate purchase price for the Purchased Preferred Stock to be purchased by each Buyer at the Closing (the “Preferred Stock Purchase Price”) shall be the amount set forth opposite such Buyer’s name in column (4) on the Schedule of Buyers.

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(d) Form of Payment for Purchased Preferred Stock. On the Closing Date, (i) each Buyer shall pay its respective Preferred Stock Purchase Price to the Company for the Purchased Preferred Stock to be issued and sold to such Buyer at the Closing Date set forth opposite such Buyer’s name in column (4) on the Schedule of Buyers (net of expenses payable pursuant to Section 4(g)), by wire transfer of immediately available funds in accordance with a Flow of Funds Letter (as defined below) with respect to the Purchased Preferred Stock and (ii) the Company shall deliver to each Buyer the aggregate number of shares of Purchased Preferred Stock as is set forth opposite such Buyer’s name in column (3) of the Schedule of Buyers, duly executed on behalf of the Company and registered on the books and records of the Company in the name of such Buyer or its designee.

2.	BUYER’S REPRESENTATIONS AND WARRANTIES.

Each Buyer, severally and not jointly, represents and warrants to the Company with respect to only itself that, as of the date hereof and as of the Closing Date:

(a) Organization; Authority. Such Buyer is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents (as defined below) to which it is a party and otherwise to carry out its obligations hereunder and thereunder.

(b) Validity; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of such Buyer and shall constitute the legal, valid and binding obligations of such Buyer enforceable against such Buyer in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(c) No Conflicts. The execution, delivery and performance by such Buyer of this Agreement and the consummation by such Buyer of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of such Buyer, or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Buyer is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Buyer, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Buyer to perform its obligations hereunder.

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3.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to each of the Buyers that, as of the date hereof and as of the Closing Date:

(a) Compliance with Registration Requirements. The Registration Statement has become effective under the 1933 Act. The Company has complied, to the SEC’s satisfaction, with all requests of the SEC for additional or supplemental information, if any. No stop order suspending the effectiveness of the Registration Statement is in effect and no proceedings for such purpose have been instituted or, to the knowledge of the Company, are pending or contemplated or threatened by the SEC. At the time the Company’s most recent Annual Report on Form 10-K was filed with the SEC, the Company met the then-applicable requirements for use of Form S-3 under the 1933 Act. The documents incorporated or deemed to be incorporated by reference in the Registration Statement, at the time they were or hereafter are filed with the SEC, or became effective under the Securities Exchange Act of 1934, as amended (the “1934 Act”), as the case may be, complied and will comply in all material respects with the requirements of the 1934 Act.

(b) Disclosure. The Prospectus Supplement when filed complied in all material respects with the 1933 Act. Each of the Registration Statement and any post-effective amendment thereto, at the time it became or becomes effective, complied and will comply in all material respects with the 1933 Act, and did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus Supplement (including any prospectus wrapper), as of its date, did not, and at the Closing Date, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. There are no contracts or other documents required to be described in the Prospectus Supplement or to be filed as an exhibit to the Registration Statement which have not been described or filed as required. No event, liability, development or circumstance has occurred or exists, or is reasonably expected to exist or occur with respect to the Company, any of its Subsidiaries (as defined below) or any of their respective businesses, properties, liabilities, prospects, operations (including results thereof) or condition (financial or otherwise), that (i) would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-3 filed with the SEC relating to an issuance and sale by the Company of any shares of Common Stock and which has not been publicly announced, (ii) could reasonably be expected to have a material adverse effect on any Buyer’s investment hereunder or (iii) could reasonably be expected to have a Material Adverse Effect (as defined below).

(c) Organization and Qualification. Each of the Company and each of its Subsidiaries are entities duly organized and validly existing and in good standing (if a good standing concept exists in such jurisdiction) under the laws of the jurisdiction in which they are formed, and have the requisite power and authority to own their properties and to carry on their business as now being conducted. Each of the Company and each of its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing (if a good standing concept exists in such jurisdiction) in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect. As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or its Subsidiaries, taken as a whole, (ii) the transactions contemplated hereby or in any of the other Transaction Documents or any other agreements or instruments entered into in connection herewith or therewith or (iii) the authority or ability of the Company or any of its Subsidiaries to perform any of their respective obligations under any of the Transaction Documents. Except as set forth on Schedule 3(c), the Company has no significant Subsidiaries within the meaning of Rule 1-02(w) of Regulation S-X. “Subsidiaries” means any Person in which the Company, directly or indirectly, (I) owns any of the outstanding capital stock or holds any equity or similar interest of such Person or (II) controls or operates all or any part of the business, operations or administration of such Person, and each of the foregoing, is individually referred to herein as a “Subsidiary.” For purposes of this Agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any Governmental Entity (as defined below) or any department or agency thereof.

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(d) Authorization; Enforcement; Validity. The Company has the requisite power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents and to issue the Securities in accordance with the terms hereof and thereof. Each Subsidiary has the requisite power and authority to enter into and perform its obligations under the Transaction Documents to which it is a party. The execution and delivery of this Agreement and the other Transaction Documents by the Company, and the consummation by the Company and its Subsidiaries of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Purchased Preferred Stock and any Anniversary Warrants, and the reservation for issuance and the issuance of the Underlying Shares), have been duly authorized by the Company’s board of directors (the “Board of Directors”), and (other than (i) the filing with the SEC of the Prospectus Supplement in accordance with the requirements of this Agreement, (ii) any filings as may be required by any state securities agencies and (iii) a Listing of Additional Shares Notification with Nasdaq (as defined below) (the “Required Filings”)) no further filing, consent or authorization is required by the Company, its Subsidiaries, their respective boards of directors or their stockholders or other governing body in connection therewith. This Agreement has been, and the other Transaction Documents to which it is a party will be duly executed and delivered by the Company prior to the Closing, and each constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms, except (i) as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies, (ii) as limited by laws relating to the availability of specific performance, injuncting relief and other equitable remedies, and (iii) except as rights to indemnification and to contribution may be limited by applicable federal or state law. “Transaction Documents” means, collectively, this Agreement, the Certificate of Designation, the Voting Agreements, the Lock-Up Agreements, the Anniversary Warrants and the Irrevocable Transfer Agent Instructions (as defined below) and each of the other agreements and instruments entered into or delivered by any of the parties hereto in connection with the transactions contemplated hereby and thereby, as may be amended from time to time.

(e) Issuance of Securities. The issuance of the Purchased Preferred Stock and the Anniversary Warrants, if any, is duly authorized and when issued and delivered in accordance with the terms of the Transaction Documents, the Securities shall be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, mortgages, defects, claims, liens, pledges, charges, Stock Transfer Taxes, rights of first refusal, encumbrances, security interests and other encumbrances (collectively “Liens”) with respect to the issuance thereof. As of the Closing Date, the Company shall have reserved solely for issuance of Underlying Shares from its duly authorized capital stock not less than a number of shares of authorized but unissued Common Stock equal to the greater of (i) three hundred fifty million (350,000,000), (ii) two hundred percent (200%) of a fraction, the numerator of which shall be the aggregate Stated Value (as defined in the Certificate of Designation) with respect to all Purchased Preferred Stock, plus all remaining unpaid dividends payable on the Purchased Preferred Stock through and including September 21, 2029, and the denominator of which shall be the Triggering Event Conversion Price (as defined in the Certificate of Designation) and (iii) one hundred percent (100%) of a fraction, the numerator of which shall be the aggregate Stated Value with respect to all Purchased Preferred Stock, plus all remaining unpaid dividends payable on the Purchased Preferred Stock through and including September 21, 2029, and the denominator of which shall be the Conversion Price (as defined in the Certificate of Designation). The Underlying Shares (upon issuance), will be validly issued, fully paid and non-assessable and free from all preemptive or similar rights or Liens with respect to the issuance thereof, with the holders being entitled to all rights accorded to a holder of Common Stock.

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(f) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Purchased Preferred Stock, the Anniversary Warrants, if any, and the Underlying Shares, and the reservation of Common Stock for issuance of the Underlying Shares) will not (i) result in a violation of the Certificate of Incorporation (as defined below), the Certificate of Designation, certificate of formation, memorandum of association, articles of association, bylaws or other organizational documents of the Company or any of its Subsidiaries, or any capital stock or other securities of the Company or any of its Subsidiaries, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) assuming the accuracy of the representations and warranties in Section 2, result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, foreign, federal and state securities laws and regulations, and, to the extent applicable, the rules and regulations of The Nasdaq Stock Market (“Nasdaq”) and including all applicable foreign, federal and state laws, rules and regulations) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, assuming, with respect to clauses (ii) and (iii) above, the making of the Required Filings and except in the case of clauses (ii) and (iii) above, for such breaches, violations or conflicts as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(g) Consents. Neither the Company nor any Subsidiary is required to obtain any consent from, authorization or order of, or make any filing or registration with (other than the Required Filing and such consents, authorizations, filings or registrations the absence of which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect), any Governmental Entity or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its respective obligations under or contemplated by the Transaction Documents, in each case, in accordance with the terms hereof or thereof. Other than the Required Filings, all consents, authorizations, orders, filings and registrations which the Company or any Subsidiary is required to obtain pursuant to the preceding sentence have been or will be obtained or effected on or prior to the Closing Date, and neither the Company nor any of its Subsidiaries are aware of any facts or circumstances which might prevent the Company or any of its Subsidiaries from obtaining or effecting any of the registration, application or filings contemplated by the Transaction Documents. The Company is not in violation of the requirements of Nasdaq, to the extent applicable, and has no knowledge of any facts or circumstances which could reasonably lead to delisting or suspension of the Common Stock. “Governmental Entity” means any nation, state, county, city, town, village, district, or other political jurisdiction of any nature, federal, state, local, municipal, foreign, or other government, governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), multi-national organization or body; or body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature or instrumentality of any of the foregoing, including any entity or enterprise owned or controlled by a government or a public international organization or any of the foregoing.

(h) Acknowledgment Regarding Buyer’s Purchase of Securities. The Company acknowledges and agrees that each Buyer is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that no Buyer is (i) an officer or director of the Company or any of its Subsidiaries, (ii) an “affiliate” (as defined in Rule 144 promulgated under the 1933 Act (“Rule 144”)) of the Company or any of its Subsidiaries or (iii) to its knowledge, a “beneficial owner” (as defined for purposes of Rule 13d-3 of the 1934 Act) of more than 4.99% of the shares of any voting class of the Company’s Common Stock. The Company further acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Company or any of its Subsidiaries (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer’s purchase of the Securities. The Company further represents to each Buyer that the Company’s and each Subsidiary’s decision to enter into the Transaction Documents to which it is a party has been based solely on the independent evaluation by the Company, each Subsidiary and their respective representatives.

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(i) Placement Agent. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commissions (other than for Persons engaged by any Buyer or its investment advisor) relating to or arising out of the transactions contemplated hereby. Other than Roth Capital Partners, LLC, neither the Company nor any of its Subsidiaries has engaged any placement agent or other in connection with the offer or sale of the Securities. The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, attorney’s fees and reasonable and documented out-of-pocket expenses) arising in connection with any claim for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commissions (other than for Persons engaged by any Buyer) relating to or arising out of the transactions contemplated hereby.

(j) No Integrated Offering. None of the Company, its Subsidiaries or any of their affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require approval of stockholders of the Company in connection with the offering of the Securities for purposes of the 1933 Act or under any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated for quotation. None of the Company, its Subsidiaries, their affiliates nor any Person acting on their behalf has taken or will take any action or steps that would cause the offering of any of the Securities to be integrated with other offerings of securities of the Company under circumstances that would require approval of stockholders of the Company in connection with the offering of the Securities for purposes of the 1933 Act or under any applicable stockholder approval provisions.

(k) Dilutive Effect. The Company understands and acknowledges that the number of Underlying Shares will increase in certain circumstances. The Company further acknowledges that its obligation to issue the Underlying Shares pursuant to the terms of the Purchased Preferred Stock or the Anniversary Warrants, in accordance with the terms thereof and this Agreement is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

(l) Application of Takeover Protections. The Company and its Board of Directors have taken or will take prior to the Closing Date all necessary action, if any, in order to render inapplicable any control share acquisition, interested stockholder, business combination, poison pill, stockholder rights plan or other similar anti-takeover provision under the Certificate of Incorporation, bylaws or other organizational documents or the laws of the jurisdiction of its incorporation which is or could become applicable to any Buyer as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Securities and any Buyer’s ownership of the Securities.

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(m) SEC Documents and Financial Statements. During the one (1) year prior to the date hereof and the Closing Date, the Company has timely filed all reports, schedules, forms, proxy statements, statements and other documents required to be filed by it with the SEC (other than Section 16 ownership filings) pursuant to the reporting requirements of the 1934 Act (reports filed in compliance with the time period specified in Rule 12b-25 promulgated under the 1934 Act shall be considered timely for this purpose) (all of the foregoing filed prior to the date hereof and all exhibits and appendices included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). The Company has delivered or has made available to the Buyers or their respective representatives true, correct and complete copies of each of the SEC Documents not available on the EDGAR system. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”), consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate). No other information provided by or on behalf of the Company to any of the Buyers which is not included in the SEC Documents (including, without limitation, information referred to in the disclosure schedules to this Agreement) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein not misleading, in the light of the circumstance under which they are or were made. The Company is not currently contemplating to amend or restate any of the financial statements (including, without limitation, any notes or any letter of the independent accountants of the Company with respect thereto) included in the SEC Documents (the “Financial Statements”), nor is the Company currently aware of facts or circumstances which would require the Company to amend or restate any of the Financial Statements, in each case, in order for any of the Financials Statements to be in material compliance with GAAP and the rules and regulations of the SEC. The Company has not been informed by its independent auditors that they recommend that the Company amend or restate any of the Financial Statements or that there is any need for the Company to amend or restate any of the Financial Statements.

(n) Absence of Certain Changes. Since the date of the Company’s audited financial statements contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “Annual Report”), there has been no Material Adverse Effect. Since the date of the audited financial statements contained in the Annual Report, except as set forth on Schedule 3(n), neither the Company nor any of its Subsidiaries has (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, outside of the ordinary course of business, (iii) made any capital expenditures, individually or in the aggregate, outside of the ordinary course of business or (iv) made any revaluation of any of their respective assets, including, without limitation, writing down the value of capitalized inventory or writing off notes or accounts receivable or any sale of assets other than in the ordinary course of business.

(o) Insolvency. Neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does the Company or any Subsidiary have any knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. The Company and its Subsidiaries, individually and on a consolidated basis, are not as of the date hereof and as of the Closing Date, and after giving effect to the transactions contemplated hereby to occur on the Closing Date, will not be Insolvent (as defined below). For purposes of this Section 3(o), “Insolvent” means, (i) with respect to the Company and its Subsidiaries, on a consolidated basis, (A) the present fair saleable value of the Company’s and its Subsidiaries’ assets is less than the amount required to pay the Company’s and its Subsidiaries’ total Indebtedness (as defined below), (B) the Company and its Subsidiaries are unable to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (C) the Company and its Subsidiaries intend to incur or believe that they will incur debts that would be beyond their ability to pay as such debts mature; and (ii) with respect to the Company and each Subsidiary, individually, (A) the present fair saleable value of the Company’s or such Subsidiary’s (as the case may be) assets is less than the amount required to pay its respective total Indebtedness, (B) the Company or such Subsidiary (as the case may be) is unable to pay its respective debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (C) the Company or such Subsidiary (as the case may be) intends to incur or believes that it will incur debts that would be beyond its respective ability to pay as such debts mature.

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(p) Listing and Trading. Regulatory Permits. During the two (2) years prior to the date hereof and prior to the Closing Date, (i) the Common Stock has been listed or designated for quotation on Nasdaq, (ii) trading in the Common Stock has not been suspended by the SEC or Nasdaq and (iii) the Company has received no communication, written or oral, from the SEC or Nasdaq regarding the suspension or delisting of the Common Stock from Nasdaq. The Company and each of its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not reasonably be likely to have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

(q) Foreign Corrupt Practices. Neither the Company, any of the Company’s Subsidiaries, nor any director, officer, employee thereof, nor, to the Company’s knowledge, any agent or any other person acting for or on behalf of the foregoing (individually and collectively, a “Company Affiliate”) have violated the U.S. Foreign Corrupt Practices Act or any other applicable anti-bribery or anti-corruption laws (individually and collectively, “Anti-Corruption Laws”), nor, to the Company’s knowledge, has any Company Affiliate offered, paid, promised to pay, or authorized the payment of any money, or offered, given, promised to give, or authorized the giving of anything of value, to any officer, employee or any other person acting in an official capacity for any Governmental Entity to any political party or official thereof or to any candidate for political office (individually and collectively, a “Government Official”) or to any person under circumstances where such Company Affiliate knew or was aware of a high probability that all or a portion of such money or thing of value would be offered, given or promised, directly or indirectly, to any Government Official, for the purpose of:

(i) (A) influencing any act or decision of such Government Official in his/her official capacity, (B) inducing such Government Official to do or omit to do any act in violation of his/her lawful duty, (C) securing any improper advantage, or (D) inducing such Government Official to influence or affect any act or decision of any Governmental Entity, or

(ii) assisting the Company or its Subsidiaries in obtaining or retaining business for or with, or directing business to, the Company or its Subsidiaries.

Neither of the Company nor any of its Subsidiaries will use, directly or indirectly, any part of the proceeds of the offering in any manner that would constitute a violation of Anti-Corruption Laws.

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(r) Sarbanes-Oxley Act. The Company and each of its Subsidiaries is in material compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, that are in effect as of the date hereof and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof.

(s) Transactions With Affiliates. Other than as set forth in Schedule 2(s), no current or former employee, partner, director, officer or shareholder (direct or indirect) of the Company or its Subsidiaries, or any associate, or, to the knowledge of the Company, any affiliate of any thereof, or any relative with a relationship no more remote than first cousin of any of the foregoing, is presently or has been (i) a party to any transaction with the Company or its Subsidiaries (including any contract, agreement or other arrangement providing for the furnishing of services by, or rental of real or personal property from, or otherwise requiring payments to, any such director, officer or shareholder or such associate or affiliate or relative Subsidiaries (other than for ordinary course services as employees, officers or directors of the Company or any of its Subsidiaries)) or (ii) the direct or indirect owner of an interest in any corporation, firm, association or business organization which is a competitor, supplier or customer of the Company or its Subsidiaries (except for a passive investment (direct or indirect) in less than 5% of the common stock or ordinary shares, as applicable, of a company whose securities are traded on or quoted through an Eligible Market (as defined below)), nor does any such Person receive income from any source other than the Company or its Subsidiaries which relates to the business of the Company or its Subsidiaries or should properly accrue to the Company or its Subsidiaries. No employee, officer, shareholder or director of the Company or any of its Subsidiaries or member of his or her immediate family is indebted to the Company or its Subsidiaries, as the case may be, nor is the Company or any of its Subsidiaries indebted (or committed to make loans or extend or guarantee credit) to any of them, other than (i) for payment of salary for services rendered, (ii) reimbursement for reasonable expenses incurred on behalf of the Company or its Subsidiaries, as the case may be, and (iii) for other standard employee benefits made generally available to all employees or executives (including share option agreements outstanding under any share option plan approved by the Board of Directors of the Company).

(t) Equity Capitalization.

(i) Authorized and Outstanding Capital Stock. As of the date of this Agreement and as of the Closing, the authorized capital stock of the Company consists of five hundred million (500,000,000) shares of Common Stock, of which 27,003,986 are issued and 26,963,790 are outstanding; fifty thousand (50,000) shares of Series D Convertible Preferred Stock, par value $0.01 per share, of which 5,981.7 are issued and outstanding; fifty thousand (50,000) shares of Series E Convertible Preferred Stock, par value $0.01 per share, of which none are issued and outstanding; and 18,131,997 shares of Common Stock are reserved for issuance pursuant to Convertible Securities (as defined below) (other than the Purchased Preferred Stock) exercisable or exchangeable for, or convertible into, shares of Common Stock. “Convertible Securities” means any capital stock or other security of the Company or any of its Subsidiaries that is at any time and under any circumstances directly or indirectly convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any capital stock or other security of the Company (including, without limitation, Common Stock and any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities (collectively, “Options”)) or any of its Subsidiaries.

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(ii) Valid Issuance; Available Shares; Affiliates. All of the Company’s outstanding shares of capital stock are duly authorized and have been validly issued and are fully paid and non-assessable. Schedule 3(t)(ii) sets forth the number of shares of Common Stock that are (A) reserved for issuance pursuant to Convertible Securities (other than the Purchased Preferred Stock) as of the date hereof and as of the Closing and (B) as of the date hereof and as of the Closing, owned by Persons who are “affiliates” (as defined in Rule 405 of the 1933 Act and calculated based on the assumption that only officers, directors and holders of at least 10% of any class of the Company’s issued and outstanding shares of Common Stock are “affiliates” without conceding that any such Persons are “affiliates” for purposes of federal securities laws) of the Company or any of its Subsidiaries. To the Company’s knowledge, as of the date hereof and the Closing Date, no Person owns 10% or more of any class of the Company’s issued and outstanding shares of Common Stock (calculated based on the assumption that all Convertible Securities, whether or not presently exercisable or convertible, have been fully exercised or converted (as the case may be) taking account of any limitations on exercise or conversion (including “blockers”) contained therein without conceding that such identified Person is a 10% stockholder for purposes of federal securities laws).

(iii) Existing Securities; Obligations. Except as set forth on Schedule 3(t)(iii): (A) none of the Company’s or any Subsidiary’s shares, interests or capital stock is subject to preemptive rights or any other similar rights or Liens suffered or permitted by the Company or any Subsidiary; (B) other than stock options, restricted share units, performance share units, deferred share units and other stock-based awards awarded to employees, directors and consultants of the Company under equity incentive plans adopted by the Board of Directors of the Company and described in the SEC Documents, there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares, interests or capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or capital stock of the Company or any of its Subsidiaries; (C) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act; (D) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (E) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; and (F) neither the Company nor any Subsidiary has any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement.

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(iv) Organizational Documents. The Company has furnished to the Buyers true, correct and complete copies of the Company’s Certificate of Incorporation, as amended, and as in effect on the date hereof and the Closing Date (the “Certificate of Incorporation”), the Company’s bylaws, as amended, and as in effect on the date hereof and each Closing Date, the certificates of designation for all outstanding series of the Company’s preferred stock, and the terms of all Convertible Securities and the material rights of the holders thereof in respect thereto.

(u) Indebtedness and Other Contracts. Except as set forth on Schedule 3(u), neither the Company nor any of its Subsidiaries (i) has any outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries is or may become bound; (ii) has any financing statements securing obligations in any amounts filed against the Company or any of its Subsidiaries or with respect to any of their respective assets; (iii) is in violation of any term of, or in default under, any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, or (iv) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company’s officers, has or is expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries have any liabilities or obligations required to be disclosed in the SEC Documents which are not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company’s or its Subsidiaries’ respective businesses consistent with past practices and which, individually or in the aggregate, do not or could not have a Material Adverse Effect. For purposes of this Agreement: (x) “Indebtedness” of any Person means, without duplication, (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, “capital leases” in accordance with GAAP) (other than trade payables entered into in the ordinary course of business consistent with past practice), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations (as defined below) in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; and (y) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any Indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

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(v) Litigation. There is no material action, suit, arbitration, proceeding, inquiry or investigation before or by Nasdaq, any court, public board, other Governmental Entity, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries (or pending or threatened by the Company or any of its Subsidiaries), the Common Stock or any of the Company’s or its Subsidiaries’ officers or directors, whether of a civil or criminal nature or otherwise, in their capacities as such. To the knowledge of the Company, no director, officer or employee of the Company or any of its Subsidiaries has willfully violated 18 U.S.C. §1519 or engaged in spoliation in reasonable anticipation of litigation. Without limitation of the foregoing, there has not been, and to the knowledge of the Company, there is not pending, contemplated or anticipated, any inquiry or investigation by the SEC involving the Company, any of its Subsidiaries or any current or former director or officer of the Company or any of its Subsidiaries. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the 1933 Act or the 1934 Act. After reasonable inquiry of its officers (as defined in Rule 16a-1(f) promulgated under the 1934 Act) and members of its Board of Directors, the Company is not aware of any fact which might result in or form the basis for any such action, suit, arbitration, investigation, inquiry or other proceeding. Neither the Company nor any of its Subsidiaries is subject to any order, writ, judgment, injunction, decree, determination or award of any Governmental Entity.

(w) Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any of its Subsidiaries has been refused any insurance coverage sought or applied for, and neither the Company nor any of its Subsidiaries has any reason to believe that it will be unable to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(x) Employee Relations. Neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or employs any member of a union. The Company and its Subsidiaries believe that their relations with their employees are good. No executive officer (as defined in Rule 501(f) promulgated under the 1933 Act) or other key employee of the Company or any of its Subsidiaries has notified the Company or any such Subsidiary that such officer intends to leave the Company or any such Subsidiary or otherwise terminate such officer’s employment with the Company or any such Subsidiary. To the knowledge of the Company, no executive officer or other key employee of the Company or any of its Subsidiaries is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer or other key employee (as the case may be) does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in material compliance with all applicable federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

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(y) Title. Each of the Company and its Subsidiaries holds good title to, or a valid leasehold interest in, in accordance with customary oil and gas industry standards for Persons comparable to the Company, all real property, facilities or other interests in real property (excluding, in each case, Oil and Gas Properties and Fixtures and Equipment) owned or held under lease by the Company or any of its Subsidiaries, as applicable, that is material to the business of the Company and its Subsidiaries, taken as a whole and as currently operated (the “Company Real Property”). The Company and its Subsidiaries have valid and defensible title, in accordance with customary oil and gas industry standards for Persons comparable to the Company, to all of their respective interests in the Oil and Gas Properties leased or owned by them that are evaluated and form the basis for the reserves reflected in the reserve report prepared by Cawley, Gillespie & Associates, Inc. dated March 6, 2025 (the “Reserve Report”) and in each case as attributable to the interests owned by the Company and its Subsidiaries. The Oil and Gas Properties evaluated in the Reserve Report represent substantially all of the Company’s Hydrocarbon Interests. Since the date of the Reserve Report provided to the Buyers, aside from the sale of hydrocarbons in the ordinary course of business, the Company and its Subsidiaries have not conveyed or assigned rights or interests in the Oil and Gas Properties evaluated in the Reserve Report. The Company has provided the Buyers with title information relating to 90% of the present value of the Oil and Gas Properties evaluated in the Reserve Report. Except as set forth in Schedule 3(y), the rights, titles and interests of the Company or its Subsidiary in and to the Company Real Property, the Hydrocarbon Interests (including the Oil and Gas Properties described in clause (b) and (c) of the definition thereof) and the Midstream Assets(other Fixtures and Equipment) are free and clear of all Liens and are not subject to any rights of way, building use restrictions, exceptions, variances, reservations, or limitations of any nature except for (i) Liens for taxes not yet due or not yet delinquent and contractual or statutory mechanic’s, materialmen’s, journeyman’s and carrier’s liens and other similar Liens arising in the ordinary course for amounts not yet past due, (ii) zoning laws and other land use restrictions that do not impair the present or anticipated use of the property subject thereto, (iii) in the case of the Oil and Gas Properties, joint operating and other agreements and arrangements customary in the oil and gas industry , (iv) rights-of-way, servitudes, permits, surface leases and other similar rights with respect to the use of the surface that are customarily granted in the oil and gas industry and do not materially impair the present use of the real property subject thereto, (v) Liens that in the aggregate do not materially interfere with the ownership or operation of the real property affected thereby as the same was owned or operated as of the date hereof and that would not be considered material when applying general standards in the oil and gas industry, and (vi) any other Permitted Liens (as defined in the Certificate of Designation). With respect to any Company Real Property held under lease by the Company or any of its Subsidiaries, such lease is subject to exceptions as are not material and do not interfere in any material respect with the use made and proposed to be made of such property and buildings by the Company or any of its Subsidiaries.

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“Hydrocarbon Interests” means all rights, titles, interests and estates now acquired in and to oil and gas leases, oil, gas and mineral leases, or other liquid or gaseous hydrocarbon leases, mineral fee interests, overriding royalty and royalty interests, net profit interests and production payment interests, including any reserved or residual interests of whatever nature.

“Midstream Assets” means Property used in connection with the following activities: ownership, operation, maintenance, expansion, construction, commissioning and decommissioning of, transportation and injection of, and acquisition of, natural gas, oil, condensate, carbon dioxide or other gases, and water conditioning, treating, processing, and, as applicable, compression facilities, gathering systems and pipelines, marketing of capacity on such gathering systems and pipelines, buying and selling natural gas, oil, condensate carbon dioxide or other gases, and water in connection therewith, the provision of compression services in connection therewith, and all other acts or activities incidental or related to any of the foregoing.

“Oil and Gas Properties” means (a) Hydrocarbon Interests; (b) the Properties pooled or unitized with Hydrocarbon Interests; (c) all presently existing unitization agreements, communitization agreements, pooling agreements and declarations of pooled units and the units created thereby (including without limitation all units created under orders, regulations and rules of any Governmental Authority) which may affect all or any portion of the Hydrocarbon Interests; (d) all operating agreements, contracts and other agreements, including production sharing contracts and agreements, production sales agreements, farmout agreements, farm in agreements, area of mutual interest dedications, equipment leases and other agreements, which relate to any of the Hydrocarbon Interests or to the production, sale, purchase, exchange, processing, handling, storage, transporting or marketing of any hydrocarbons from or attributable to such Hydrocarbon Interests; (e) all hydrocarbons in and under and which may be produced and saved or attributable to the Hydrocarbon Interests, including all oil in tanks, and all rents, issues, profits, proceeds, products, revenues and other incomes from or attributable to the Hydrocarbon Interests; (f) all tenements, hereditaments, appurtenances and Properties in any manner appertaining, belonging, affixed or incidental to the Hydrocarbon Interests, including all compressor sites, settling ponds and equipment or pipe yards; and (g) all Properties, rights, titles, interests and estates described or referred to above, including any and all Property, real or personal, immovable or moveable, and situated upon, used, held for use or useful in connection with the operating, working or development of any of such Hydrocarbon Interests or Property (excluding drilling rigs, automotive equipment, rental equipment or other personal Property which may be on such premises for the purpose of drilling a well or for other similar temporary uses) and including any and all Midstream Assets, wellbores, oil wells, gas wells, injection wells, disposal wells or other wells, structures, fuel separators, liquid extraction plants, plant compressors, pumps, pumping units, pipelines, gathering systems, field gathering systems, sales and flow lines, water disposal systems, tanks and tank batteries, fixtures, valves, fittings, machinery and parts, engines, boilers, steam generation facilities, meters, apparatus, equipment, appliances, tools, implements, cables, wires, towers, casing, tubing and rods, surface leases, rights-of-way, easements, servitudes, licenses and other surface and subsurface rights, together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing. Unless otherwise expressly provided herein, all references in this Agreement to “Oil and Gas Properties” refer to Oil and Gas Properties owned by the Company and its Subsidiaries, as the context requires.

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“Property” means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, including, without limitation, cash, securities, accounts and contract rights.

(z) Fixtures and Equipment. Each of the Company and its Subsidiaries (as applicable) has good title to, or a valid leasehold interest in, the tangible personal property, equipment, improvements, fixtures, and other personal property and appurtenances that are used by the Company and its Subsidiaries to conduct their respective businesses (the “Fixtures and Equipment”). The Fixtures and Equipment are structurally sound, are in good operating condition and repair (ordinary wear and tear excepted), are adequate for the uses to which they are being put, are not in need of maintenance or repairs except for ordinary, routine maintenance and repairs and are sufficient for the conduct of the Company’s and/or its Subsidiaries’ businesses (as applicable) in the manner as conducted prior to the date hereof and the Closing Date. Except as set forth on Schedule 3(z), each of the Company and its Subsidiaries owns all of its Fixtures and Equipment free and clear of all Liens except for (i) Liens for taxes not yet due or not yet delinquent, (ii) zoning laws and other land use restrictions that do not impair the present or anticipated use of the property subject thereto and (iii) other Permitted Liens (as defined in the Certificate of Designation).

(aa) Intellectual Property Rights. The Company and each of its Subsidiaries owns or possesses adequate rights or licenses to use all material trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, original works, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights and all applications and registrations therefor (“Intellectual Property Rights”) necessary to conduct their respective businesses as now conducted and as presently proposed to be conducted. None of the Company’s or its Subsidiaries’ Intellectual Property Rights, which are necessary to conduct their respective businesses, have expired, terminated or been abandoned, or are expected to expire, terminate or be abandoned, within three years from the date of this Agreement. Neither the Company nor any of its Subsidiaries has, (i) infringed, misappropriated, diluted or violated the Intellectual Property Rights of others, (ii) violated any material term or provision of any contract concerning Intellectual Property Rights, (iii) violated any material right of any person (including any right to privacy or publicity), or (iv) conducted its business in a manner that would constitute unfair competition or unfair trade practices under the laws of any jurisdiction. There is no claim, action or proceeding being made or brought, or to the knowledge of the Company or any of its Subsidiaries, being threatened, against the Company or any of its Subsidiaries regarding Intellectual Property Rights of others that would reasonably be expected to have a Material Adverse Effect on the Company. The Company is not aware of any facts or circumstances which might give rise to any of the foregoing infringements or claims, actions or proceedings. The Company and each of its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all trade secrets within the Intellectual Property Rights of the Company that are materially necessary to conduct their respective businesses. To the knowledge of the Company, no third party is infringing, violating or misappropriating any Company owned Intellectual Property Rights, and there is no claim pending or proceeding regarding any such actual or alleged infringement, misappropriation or other violation of any Company owned Intellectual Property Rights. All former and current employees, contractors and consultants of the Company who have contributed to the creation or development of the Company owned Intellectual Property Rights have executed a valid and enforceable agreement containing an irrevocable assignment to the Company of all of their ownership and other rights therein, including to any invention, improvement or discovery. The Company has not distributed, incorporated or otherwise used any “Open Source Code” (also known as “free software” (as defined by the Free Software Foundation) or “open source software” (as defined by the Open Source Initiative) or has not otherwise distributed publicly software under terms that permit modification and redistribution of such software) in a manner that would require that any of the proprietary software owned by the Company or included in a Company product or service: (i) be made available or distributed in source code form; (ii) be licensed for the purpose of making derivative works; (iii) be licensed under terms that allow reverse engineering, reverse assembly or disassembly of any kind; or (iv) be redistributable at no charge. The Company is in compliance with the terms and conditions of all licenses for free or Open Source Code.

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(bb) Environmental Laws. (i) The Company and its Subsidiaries (A) are in compliance with any and all Environmental Laws (as defined below), (B) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (C) are in compliance with all terms and conditions of any such permit, license or approval where, except in each of the foregoing clauses (A), (B) and (C), where the failure to so comply or having such permits, licenses or other approval would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The term “Environmental Laws” means all federal, state, provincial, local or foreign laws, regulations, orders, judgements, decrees, permits or common law provision or other legally binding standards relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous materials, substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of, or exposure to, Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

(cc) Hazardous Materials.

(i) To the Company’s knowledge, no Hazardous Materials have been disposed of or otherwise released from any Company Real Property or any of its Subsidiaries in violation of any Environmental Laws.

(ii) To the Company’s knowledge, no Hazardous Materials are present on, over, beneath, in or upon any Company Real Property or any portion thereof in quantities that would constitute a violation of any Environmental Laws or in quantities, a manner or location that would reasonably be expected to require remedial action pursuant to any Environmental Laws. No prior use by the Company or any of its Subsidiaries of any Company Real Property has occurred that violates any Environmental Laws, which violation would have a Material Adverse Effect.

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(iii) To the Company’s knowledge, neither the Company nor any of its Subsidiaries knows of any other Person that has stored, treated, recycled, disposed of or otherwise located on any Company Real Property any Hazardous Materials, including, without limitation, such substances as asbestos and polychlorinated biphenyls.

(iv) To the Company’s knowledge, none of the Company Real Property is on any federal or state “Superfund” list or Comprehensive Environmental Response, Compensation and Liability Information System (“CERCLIS”) list or any state environmental agency list of sites under consideration for CERCLIS, nor subject to any environmental related Liens.

(v) Neither the Company nor its Subsidiaries is subject to any pending or, to the Company’s and its Subsidiaries’ knowledge, threatened claim or proceeding to any Environmental Laws, except for any claims or proceeding that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(dd) Tax Status. The Company and each of its Subsidiaries (i) has timely made or filed all foreign, federal and state income and all other material tax returns, reports and declarations required by any jurisdiction to which it is subject through the date of this Agreement or have requested extensions thereof (except where the failure to file would not, individually or in the aggregate, have a Material Adverse Effect) and (ii) has timely paid all taxes and other governmental assessments and charges in the nature of a tax, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and for which reserves required by GAAP have been created in the financial statements of the Company or for cases in which the failure to pay would not have a Material Adverse Effect. There is no tax deficiency that has been determined adversely to the Company or any of its Subsidiaries which has had a Material Adverse Effect, nor does the Company or its Subsidiaries have any written notice of any tax deficiency asserted by a Government Entity which could reasonably be expected to be determined adversely to the Company or its Subsidiaries and which could reasonably be expected to have a Material Adverse Effect.

(ee) Internal Accounting and Disclosure Controls. The Company and each of its Subsidiaries maintains internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the 1934 Act) that is effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the 1934 Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure. Since the filing of the Annual Report, neither the Company nor any of its Subsidiaries has received any notice or correspondence from any accountant, Governmental Entity or other Person relating to any potential material weakness or significant deficiency in any part of the internal controls over financial reporting of the Company or any of its Subsidiaries.

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(ff) Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company or any of its Subsidiaries and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its 1934 Act filings and is not so disclosed or that otherwise could be reasonably likely to have a Material Adverse Effect.

(gg) Investment Company Status. The Company is not, and upon consummation of the sale of the Securities and the application of the proceeds thereof, will not be, an “investment company,” or a company controlled by an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(hh) Acknowledgement Regarding Buyers’ Trading Activity. It is understood and acknowledged by the Company that (i) following the public disclosure of the transactions contemplated by the Transaction Documents in the 8-K Filing (as defined below), none of the Buyers have been asked by the Company or any of its Subsidiaries to agree, nor has any Buyer agreed with the Company or any of its Subsidiaries, to desist from effecting any transactions in or with respect to (including, without limitation, purchasing or selling, long and/or short) any securities of the Company, or “derivative” securities based on securities issued by the Company or to hold any of the Securities for any specified term; (ii) any Buyer, and counterparties in “derivative” transactions to which any such Buyer is a party, directly or indirectly, presently may have a “short” position in the Common Stock which was established prior to such Buyer’s knowledge of the transactions contemplated by the Transaction Documents; (iii) each Buyer shall not be deemed to have any affiliation with or control over any arm’s length counterparty in any “derivative” transaction; and (iv) each Buyer may rely on the Company’s obligation to timely deliver shares of Common Stock as and when required pursuant to the Transaction Documents for purposes of effecting trading in the Common Stock of the Company. The Company further understands and acknowledges that following the public disclosure of the transactions contemplated by the Transaction Documents pursuant to the 8-K Filing one or more Buyers may have engaged and may after the date hereof engage in hedging and/or trading activities (including, without limitation, the location and/or reservation of borrowable shares of Common Stock) at various times prior to or during the period that the Securities are outstanding, including, without limitation, during the periods that the value and/or number of the Underlying Shares deliverable with respect to the Securities are being determined and such hedging and/or trading activities (including, without limitation, the location and/or reservation of borrowable shares of Common Stock), if any, can reduce the value of the existing stockholders’ equity interest in the Company both at and after the time the hedging and/or trading activities are being conducted. The Company acknowledges that such aforementioned hedging and/or trading activities do not constitute a breach of this Agreement, the Certificate of Designation, the Anniversary Warrants or any other Transaction Document or any of the documents executed in connection herewith or therewith.

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(ii) Manipulation of Price. Neither the Company nor any of its Subsidiaries has, and, to the knowledge of the Company, no Person acting on their behalf has, directly or indirectly, (i) taken any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company or any of its Subsidiaries to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities (other than the fees to be paid to the Placement Agent), (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company or any of its Subsidiaries or (iv) paid or agreed to pay any Person for research services with respect to any securities of the Company or any of its Subsidiaries, other than fees, expenses and underwriting commissions paid to members of the underwriting syndicate in connection with the Company’s public offering of shares of Common Stock, which public offering is taking place on or about the date hereof (the “Concurrent Common Stock Offering”).

(jj) [RESERVED].

(kk) Transfer Taxes. All stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the issuance, sale and transfer of the Securities to be sold to each Buyer hereunder (“Stock Transfer Taxes”) will be, or will have been, fully paid or provided for by the Company, and all laws imposing Stock Transfer Taxes will be or will have been complied with in all material respects; provided that the Company shall not be required to pay any Stock Transfer Taxes that may be payable in respect of any transfer involved in the issuance and delivery of any Underlying Shares pursuant to the Purchased Preferred Stock or the Anniversary Warrants, if any, in a name other than that of the Buyer of such Securities, and the Company shall not be required to issue or deliver such Underlying Shares unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such Stock Transfer Tax or shall have established to the satisfaction of the Company that such Stock Transfer Tax have been paid.

(ll) Bank Holding Company Act. Neither the Company nor any of its Subsidiaries is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(mm) Shell Company Status. The Company is not, and has never been, an issuer identified in, or subject to, Rule 144(i).

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(nn) Illegal or Unauthorized Payments; Political Contributions. Neither the Company nor any of its Subsidiaries nor, to the Company’s knowledge (after reasonable inquiry of its officers and directors), any of the officers, directors, employees, agents or other representatives of the Company or any of its Subsidiaries or affiliates, has, directly or indirectly, made or authorized any payment, contribution or gift of money, property, or services, whether or not in contravention of applicable law, (i) as a kickback or bribe to any Person or (ii) to any political organization, or the holder of or any aspirant to any elective or appointive public office to influence official action or secure an improper advantage, except for personal political contributions not involving the direct or indirect use of funds of the Company or any of its Subsidiaries.

(oo) Money Laundering. The operations of the Company and its Subsidiaries are and have been conducted at all times in material compliance with the USA Patriot Act of 2001 and all other applicable U.S. and non-U.S. anti-money laundering laws and regulations, including, without limitation, the laws, regulations and executive orders and sanctions programs administered by the U.S. Office of Foreign Assets Control, including, but not limited, to (i) Executive Order 13224 of September 23, 2001 entitled, “Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism” (66 Fed. Reg. 49079 (2001)); and (ii) any regulations contained in 31 CFR, Subtitle B, Chapter V. The operations of the Company and its Subsidiaries are and have been conducted at all times in material compliance with the USA Patriot Act of 2001 and all other applicable U.S. and non-U.S. anti-money laundering laws and regulations.

(pp) Sanctions. None of the Company, any of its Subsidiaries or any director, officer, employee or, to the knowledge of the Company and its Subsidiaries, agent or other person acting for or on behalf of the foregoing is the subject or target of any economic or financial sanctions imposed, administered or enforced by the United States (including the U.S. Department of the Treasury Office of Foreign Assets Control and the U.S. Department of State) or other relevant sanctions authority (collectively, “Sanctions” and each such Person, a “Sanctioned Person”). The operations of the Company and its Subsidiaries are, and have been conducted within the past five (5) years, in compliance with applicable Sanctions. Neither the Company nor any of its Subsidiaries will, directly or indirectly, use any part of the proceeds of this offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person, to fund or facilitate any dealings or transactions with, involving or for the benefit of any Sanctioned Person, or otherwise in any manner that would constitute or give rise to a violation of any Sanctions by any Person (including any Person participating in the offering, whether as buyer, underwriter, advisor, investor or otherwise).

(qq) Management. During the past five year period, no current or former officer or director of the Company, to the knowledge of the Company, has been the subject of:

(i) a petition under bankruptcy laws or any other insolvency or moratorium law or the appointment by a court of a receiver, fiscal agent or similar officer for such Person, or any partnership in which such person was a general partner at or within two years before the filing of such petition or such appointment, or any corporation or business association of which such person was an executive officer at or within two years before the time of the filing of such petition or such appointment;

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(ii) a conviction in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations that do not relate to driving while intoxicated or driving under the influence);

(iii) any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining any such person from, or otherwise limiting, the following activities:

(1) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the United States Commodity Futures Trading Commission or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(2) engaging in any particular type of business practice; or

(3) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of securities laws or commodities laws;

(iv) any order, judgment or decree, not subsequently reversed, suspended or vacated, of any authority barring, suspending or otherwise limiting for more than sixty (60) days the right of any such person to engage in any activity described in the preceding sub paragraph, or to be associated with persons engaged in any such activity;

(v) a finding by a court of competent jurisdiction in a civil action or by the SEC or other authority to have violated any securities law, regulation or decree and the judgment in such civil action or finding by the SEC or any other authority has not been subsequently reversed, suspended or vacated; or

(vi) a finding by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding has not been subsequently reversed, suspended or vacated.

(rr) Stock Option Plans. Each stock option granted by the Company was granted (i) in accordance with the terms of the applicable stock option plan of the Company and (ii) with an exercise price at least equal to the fair market value of the Common Stock on the date such stock option would be considered granted under GAAP and applicable law. To the Company’s knowledge, no stock option granted under the Company’s stock option plan has been backdated. The Company has not knowingly granted, and there is no and has been no policy or practice of the Company to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their financial results or prospects.

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(ss) Cybersecurity. The information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases used or owned by, or leased or licensed to, the Company or any of its Subsidiaries (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Company and its Subsidiaries as currently conducted free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants. The Company and its Subsidiaries have implemented and maintained commercially reasonable physical, technical and administrative controls, policies, procedures, and safeguards to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data, including “Personal Data,” used in connection with their businesses. “Personal Data” means (i) a natural person’s name, street address, telephone number, e-mail address, photograph, social security number or tax identification number, driver’s license number, passport number, credit card number, bank information, or customer or account number; (ii) any information which would qualify as “personally identifying information” under the Federal Trade Commission Act, as amended; (iii) “personal data” as defined by the European Union General Data Protection Regulation (“GDPR”) (EU 2016/679); (iv) any information which would qualify as “protected health information” under the Health Insurance Portability and Accountability Act of 1996, as amended by the Health Information Technology for Economic and Clinical Health Act (collectively, “HIPAA”); and (v) any other piece of information that allows the identification of a natural person, or his or her family, or permits the collection or analysis of any data related to an identified person’s health or sexual orientation. There have been no breaches, violations, outages or unauthorized uses of or accesses to same, except for those that have been remedied without material cost or liability or the duty to notify any other person, nor any incidents under internal review or investigations relating to the same. To the knowledge of the Company, there have been no breaches, violations, outages or unauthorized uses of or accesses to Personal Data that required statutory notification to individuals or governmental or regulatory authorities. The Company and its Subsidiaries are presently in material compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification.

(tt) Compliance with Data Privacy Laws. The Company and its Subsidiaries are, and at all prior times during the last five (5) years were, in material compliance with all applicable state and federal data privacy and security laws and regulations, including without limitation HIPAA, and the Company and its Subsidiaries have taken commercially reasonable actions to prepare to comply with, and since May 25, 2018, have been and currently are in compliance with, the GDPR (EU 2016/679) (collectively, the “Privacy Laws”). To ensure compliance with the Privacy Laws, the Company and its Subsidiaries have in place, comply with, and take appropriate steps reasonably designed to ensure compliance in all material respects with their policies and procedures relating to data privacy and security and the collection, storage, use, disclosure, handling, and analysis of Personal Data (the “Policies”). The Company and its Subsidiaries have at all times made all disclosures to users or customers required by applicable laws and regulatory rules or requirements, and none of such disclosures made or contained in any Policy have, to the knowledge of the Company, been inaccurate or in violation of any applicable laws and regulatory rules or requirements in any material respect. Neither the Company nor any Subsidiary: (i) has received notice of any actual or potential liability under or relating to, or actual or potential violation of, any of the Privacy Laws, and has no knowledge of any event or condition that would reasonably be expected to result in any such notice; (ii) is currently conducting or paying for, in whole or in part, any investigation, remediation, or other corrective action pursuant to any Privacy Law; or (iii) is a party to any order, decree, or agreement that imposes any obligation or liability under any Privacy Law.

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(uu) Margin Stock. The application of the proceeds received by the Company from the issuance, sale and delivery of the Purchased Preferred Stock as described in the Transaction Documents will not violate Regulation T, U or X of the Board of Governors of the Federal Reserve system or any other regulation of such Board of Governors.

(vv) Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided any of the Buyers or their agents or counsel with any information that constitutes or could reasonably be expected to constitute material, non-public information concerning the Company or any of its Subsidiaries, other than the existence of the transactions contemplated by this Agreement and the other Transaction Documents. The Company understands and confirms that each of the Buyers has relied on and will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided by the Company to the Buyers regarding the Company and its Subsidiaries, their businesses and the transactions contemplated hereby, including the schedules to this Agreement, furnished by or on behalf of the Company or any of its Subsidiaries is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. All of the written information furnished after the date hereof by or on behalf of the Company or any of its Subsidiaries to each Buyer pursuant to or in connection with this Agreement and the other Transaction Documents, taken as a whole, will be true and correct in all material respects as of the date on which such information is so provided and will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that no Buyer makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 2.

(ww) No Additional Agreements. The Company does not have any agreement or understanding with any Buyer with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

(xx) Record Date. The Board of Directors has set March 24, 2025 (the “Record Date”) as the record date for the Stockholder Meeting (as defined below) to obtain the Requisite Stockholder Approval.

(yy) Voting Agreements. The parties to the Voting Agreements collectively hold an aggregate of sixty one (61%) of the Company’s outstanding Common Stock as of the date hereof and will hold at least such percentage of the Company’s outstanding Common Stock as of the Record Date.

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4.	COVENANTS.

(a) Best Efforts. Each Buyer shall use its best efforts to timely satisfy each of the covenants hereunder and conditions to be satisfied by it as provided in Section 6 of this Agreement. The Company shall use its best efforts to timely satisfy each of the covenants hereunder and conditions to be satisfied by it as provided in Section 7 of this Agreement.

(b) Blue Sky. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to, qualify the Securities for sale to the Buyers at the Closing, pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date. Without limiting any other obligation of the Company under this Agreement, the Company shall timely make all filings and reports relating to the offer and sale of the Securities required under all applicable securities laws (including, without limitation, all applicable federal securities laws and all applicable “Blue Sky” laws), and the Company shall comply with all applicable foreign, federal, state and local laws, statutes, rules, regulations and the like relating to the offering and sale of the Securities to the Buyers.

(c) Reporting Status. Until the one-year anniversary of the later to occur of (i) termination of the Purchased Preferred Stock and (ii) full exercise or expiration of any Anniversary Warrants (the “Reporting Period”), the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act (reports filed in compliance with the time period specified in Rule 12b-25 promulgated under the 1934 Act shall be considered timely for this purpose), and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would no longer require or otherwise permit such termination.

(d) Use of Proceeds. The Company will use the net proceeds from the sale of the Securities solely to pay the Base Purchase Price (as defined in that certain Purchase and Sale Agreement, dated as of February 6, 2025, by and between Prairie Operating Co., Otter Holdings, LLC, Prairie SWD Co., LLC, Prairie Gathering I, LLC, Bayswater Resources LLC, Bayswater Fund III-A, LLC, Bayswater Fund III-B, LLC, Bayswater Fund IV-A, LP, Bayswater Fund IV-B, LP, Bayswater Fund IV-Annex, LP and Bayswater Exploration & Production, LLC (the “Bayswater PSA”).

(e) Financial Information. The Company agrees to send the following to each Buyer during the Reporting Period (i) unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system, within one (1) Business Day after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, any interim reports or any consolidated balance sheets, income statements, stockholders’ equity statements and/or cash flow statements for any period other than annual, any Current Reports on Form 8-K and any registration statements (other than on Form S-8 or Form S-4) or amendments filed pursuant to the 1933 Act, (ii) unless the following are either filed with the SEC through EDGAR or are otherwise widely disseminated via a recognized news release service (such as PR Newswire), on the same day as the release thereof, e-mail copies of all press releases issued by the Company or any of its Subsidiaries and (iii) unless the following are filed with the SEC through EDGAR, copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders.

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(f) Listing. The Company shall promptly secure the listing or designation for quotation (as the case may be) of all of the Underlying Shares upon each national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed or designated for quotation (as the case may be) (subject to official notice of issuance) and shall maintain such listing or designation for quotation (as the case may be) of all Underlying Shares from time to time issuable under the terms of the Transaction Documents on such national securities exchange or automated quotation system. The Company shall maintain the Common Stock’s listing or authorization for quotation (as the case may be) on Nasdaq, The New York Stock Exchange, the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market or the Nasdaq Global Select Market (each, an “Eligible Market”). Neither the Company nor any of its Subsidiaries shall take any action which could be reasonably expected to result in the delisting or suspension of the Common Stock on an Eligible Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(f).

(g) Fees. The Company shall pay for the reasonable and documented due diligence and legal fees and expenses incurred by the Buyers in connection with the structuring, documentation, negotiation, and closing of the transactions contemplated by the Transaction Documents (and the enforcement thereof by the Buyers), including, without limitation, all reasonable and documented consultant fees (including all fees of Alvarez & Marsal, consultants to the Buyers), all reasonable legal fees and disbursements of Latham & Watkins LLP, counsel to the Buyers, and due diligence and regulatory filings in connection therewith (the “Transaction Expenses”) and such Transaction Expenses, to the extent they have not already been paid to the Buyer, may be withheld by the Buyers from its Preferred Stock Purchase Price at the Closing. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, transfer agent fees, The Depository Trust Company (“DTC”) fees or broker’s commissions (other than for Persons engaged by any Buyer) relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys’ fees and reasonable and documented out-of-pocket expenses) arising in connection with any claim relating to any such payment. Except as otherwise set forth in the Transaction Documents, each party to this Agreement shall bear its own expenses in connection with the sale of the Securities to the Buyers.

(h) Pledge of Securities. Notwithstanding anything to the contrary contained in this Agreement, the Company acknowledges and agrees that the Securities may be pledged by a Buyer in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Buyer effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by a Buyer.

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(i) Disclosure of Transactions and Other Material Information.

(i) Disclosure of Transaction. The Company has filed a Current Report on Form 8-K describing all the material terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act and attaching all the material Transaction Documents (the “8-K Filing”). From and after the issuance of the 8-K Filing, the Company shall have disclosed all material, non-public information (if any) provided to any of the Buyers by the Company or any of its Subsidiaries or any of their respective officers, directors, employees or agents. In addition, effective upon the issuance of the 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and any of the Buyers or any of their affiliates, on the other hand, shall have terminated and none of the Buyers have been subject to any such obligation since the issuance of the 8-K Filing. The Company agrees that the issuance of a press release for the issuance of any Anniversary Warrants shall not be required as the issuance of Anniversary Warrants shall not constitute material, nonpublic information.

(ii) Limitations on Disclosure. Other than as required under the Transaction Documents (but subject to any other disclosure obligations of the Company with respect thereto), the Company shall not, and the Company shall cause each of its Subsidiaries and each of its and their respective officers, directors, employees and agents not to, provide any Buyer with any material, non-public information regarding the Company or any of its Subsidiaries from and after the date hereof unless prior thereto such Buyer shall have consented in writing to the receipt of such information and agreed with the Company to keep such information confidential. If any material, non-public information is required to be provided by the Company or any of its Subsidiaries to any Buyer pursuant to the Transaction Documents, the Company shall obtain each Buyer’s prior written consent prior to providing such information to such Buyer, and if any Buyer fails to provide such written consent, the Company shall not be deemed to be in breach of any of the Transaction Documents as a result of the failure to provide such information. To the extent that the Company delivers any material, non-public information to a Buyer without such Buyer’s prior written consent in breach of the foregoing sentence, the Company hereby covenants and agrees that such Buyer shall not have any duty of confidentiality with respect to, or a duty not to trade on the basis of, such material, non-public information, provided that the Buyer shall remain subject to applicable law. Without the prior written consent of the applicable Buyer (which may be granted or withheld in such Buyer’s sole discretion), the Company shall not (and shall cause each of its Subsidiaries and affiliates to not) submit for publication or otherwise cause or seek to publish any information naming any Buyer or disclose the name of such Buyer in any filing, announcement, release or otherwise; provided that, nothing in the foregoing shall be construed to prohibit the Company from making any submission or filing (i) which it is required to make by applicable law or pursuant to judicial process, (ii) as required by federal securities law in connection with the filing of final Transaction Documents with the SEC, or (iii) to the extent such disclosure is required by law or regulations of Nasdaq; provided further, that (A) such filing or submission shall contain only such information as is necessary to comply with applicable law or judicial process and (B) unless specifically prohibited by applicable law or court order, the Company shall promptly notify the Buyers of the requirement to make such submission or filing and provide the Buyers with a copy thereof, except in the 8-K Filing and as otherwise may be required by applicable law or regulations. Notwithstanding anything contained in this Agreement to the contrary and without implication that the contrary would otherwise be true, the Company expressly acknowledges and agrees that no Buyer shall have (unless expressly agreed to by a particular Buyer after the date hereof in a written definitive and binding agreement executed by the Company and such particular Buyer (it being understood and agreed that no Buyer may bind any other Buyer with respect thereto)), any duty of confidentiality with respect to, or a duty not to trade on the basis of, any material, non-public information regarding the Company or any of its Subsidiaries.

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(j) Additional Issuance of Securities.

(i) The Company agrees that, without the prior written consent of the Required Holders (as defined below) for (x) the period commencing on the date hereof and ending on the date immediately following the thirtieth (30th) calendar day after the Closing Date and (y) the period commencing on the date of the issuance of the Anniversary Warrants, if any, and ending on the date immediately following the thirtieth (30th) calendar day after the issuance of any such Anniversary Warrants (each such period, a “Restricted Period”), neither the Company nor any of its Subsidiaries shall directly or indirectly issue, offer, sell, grant any option or right to purchase, or otherwise dispose of (or register or amend any outstanding registration statements or file any shelf registration statements or announce any issuance, offer, sale, grant of any option or right to purchase or other disposition of) any equity security or any equity-linked or related security (including, without limitation, any “equity security” (as that term is defined under Rule 405 promulgated under the 1933 Act), any Convertible Securities, any preferred stock or any purchase rights) (collectively a “Securities Issuance”). Notwithstanding the foregoing, this Section 4(j)(i) shall not apply during a Restricted Period in respect of (A) the issuance of Options or Convertible Securities issued under any Approved Stock Plan (as defined below), so long as (i) the aggregate number of shares issued and issuable pursuant thereto does not exceed 5% of the Common Stock issued and outstanding immediately prior to the date hereof and (ii) the exercise price of any such Options is not lowered and the conversion price of any such Convertible Securities is not lowered, none of such Options or Convertible Securities are amended to increase the number of shares issuable thereunder and none of the terms or conditions of any such options are otherwise materially changed in any manner that adversely affects any of the Buyers, (B) the issuances of Underlying Shares or (C) the Concurrent Common Stock Offering. An “Approved Stock Plan” means any security-based compensation plan which has been approved by the Board of Directors of the Company prior to the date hereof (or any subsequent amendments thereto), pursuant to which Common Stock, options to purchase Common Stock and other incentive equity awards may be issued to any employee, officer, consultant or director for services provided to the Company in their capacity as such, and not for the purpose of raising capital, pursuant to any consulting agreement, advisory agreement or independent contractor agreement approved by the Board of Directors or the compensation committee thereof. In addition to the foregoing, prior to the receipt of the Requisite Stockholder Approval, the Company shall not conduct any Securities Issuance that could, directly or indirectly, result in the parties to the Voting Agreements collectively holding less than fifty one percent (51%) of the Company’s outstanding Common Stock. In addition, until such date as there is no longer any Purchased Preferred Stock Outstanding, the Company shall not file a registration statement for the resale of any shares of Common Stock beneficially owned by Narrogal Nominees PTY LTD ATF Gregory K O’Neill Family Trust or beneficially owned by Gregory K O’Neill or any of his affiliates.

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(ii) So long as any Purchased Preferred Stock remain outstanding, the Company and each Subsidiary shall be prohibited from effecting, or entering into an agreement directly or indirectly to effect a Variable Rate Transaction. “Variable Rate Transaction” means a transaction in which the Company or any Subsidiary (A) issues or sells any Convertible Securities either (i) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such Convertible Securities, or (ii) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such Convertible Securities or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock, other than pursuant to customary adjustments for stock splits, stock dividends, stock combinations, recapitalizations and similar events or (B) enters into any agreement (including, without limitation, an equity line of credit) whereby the Company or any Subsidiary may sell securities at a future determined price (other than standard and customary “preemptive” or “participation” rights).

(iii) So long as any Purchased Preferred Stock remain outstanding, the Company will not, without the prior written consent of the Required Holders (as defined below), issue any Preferred Stock (other than to the Buyers as contemplated hereby) and the Company shall not issue any other securities that would violate the Certificate of Designation.

(iv) Each Buyer shall be entitled to obtain injunctive relief against the Company and its Subsidiaries to preclude any issuance prohibited by this Section 4(j), which remedy shall be in addition to any right to collect damages.

(k) Compliance with Laws. None of the Company or any of its Subsidiaries shall violate any law, ordinance or regulation of any Governmental Entity, except where such violations would not reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect.

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(l) Passive Foreign Investment Company. The Company shall conduct its business, and shall cause its Subsidiaries to conduct their respective businesses, in such a manner as will ensure that the Company will not be deemed to constitute a passive foreign investment company within the meaning of Section 1297 of the Internal Revenue Code of 1986, as amended (the “Code”).

(m) Restriction on Redemption and Cash Dividends. So long as any of the Purchased Preferred Stock is outstanding, except as otherwise permitted under the Purchased Preferred Stock, the Company shall not, directly or indirectly, redeem, or declare or pay any cash dividend or distribution on, any securities of the Company without the prior express written consent of the Required Holders (other than as required by the Purchased Preferred Stock or as required by the terms thereof as in effect on the date hereof); provided, however, that such written consent shall not be required for any repurchases, forfeitures, withholdings or transfers of securities pursuant to a net exercise of a Convertible Security to cover the payment of the exercise prices or the payment of withholding of taxes associated with the exercise or vesting of equity awards under any equity compensation plan of the Company.

(n) Corporate Existence. So long as any Purchased Preferred Stock or any Anniversary Warrants remain outstanding, the Company shall not be party to any Fundamental Change (as defined in the Certificate of Designation) or a Fundamental Transaction (as defined in the Anniversary Warrants) unless the Company is in compliance with the applicable provisions governing Fundamental Changes set forth in the Certificate of Designation and the applicable provisions governing Fundamental Transactions set forth in the Anniversary Warrants.

(o) Conversion Procedures. The Certificate of Designation and the Anniversary Warrants set forth the totality of the procedures required of the Buyers in order to receive shares of Common Stock pursuant to the Purchased Preferred Stock or by exercise of the Anniversary Warrants, respectively. No additional legal opinion, other information or instructions shall be required of the Buyers to receive shares of Common Stock pursuant to the Purchased Preferred Stock or the Anniversary Warrants. The Company shall honor an election by a Buyer to receive shares of Common Stock pursuant to the Purchased Preferred Stock or by exercise of the Anniversary Warrants, as applicable, and shall deliver the Underlying Shares in accordance with the terms, conditions and time periods set forth in the Preferred Stock or the Anniversary Warrants, as applicable.

(p) Regulation M. The Company will not take any action prohibited by Regulation M under the 1934 Act, in connection with the distribution of the Securities contemplated hereby.

(q) Integration. None of the Company, any of its affiliates (as defined in Rule 501(b) under the 1933 Act), or any person acting on behalf of the Company or such affiliate will sell, offer for sale, or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the 1933 Act) which will be integrated with the sale of the Securities in a manner which would require the registration of the Securities under the 1933 Act or require stockholder approval under the rules and regulations of Nasdaq and the Company will take all action that is appropriate or necessary to assure that its offerings of other securities will not be integrated for purposes of the 1933 Act or the rules and regulations of Nasdaq, with the issuance of Securities contemplated hereby.

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(r) [Reserved.]

(s) Share Reserve. So long as any of the Purchased Preferred Stock or Anniversary Warrants remain outstanding, the Company shall at all times have no less than a number of shares of authorized but unissued Common Stock reserved for any issuance of Underlying Shares equal to the Required Reserve Amount (as defined in the Certificate of Designation); provided that at no time shall the number of shares of Common Stock reserved pursuant to this Section 4(s) be reduced other than in connection with any stock combination, reverse stock split or other similar transaction. The amounts set forth in the definition of Required Reserve Amount (including, without limitation, each increase in the number of shares so reserved) shall be allocated pro rata among the holders of the Purchased Preferred Stock and Anniversary Warrants based on the number of shares of Common Stock issuable pursuant to the Purchased Preferred Stock and Anniversary Warrants held by each holder thereof on the date of issuance of the Purchased Preferred Stock Purchased Preferred Stock and Anniversary Warrants (without regards to any limitations on conversion) (collectively, the “Authorized Share Allocation”). In the event that a holder shall sell or otherwise transfer any of such holder’s Purchased Preferred Stock or Anniversary Warrants, each transferee shall be allocated a pro rata portion of such holder’s Authorized Share Allocation. Any shares of Common Stock reserved and allocated to any Person which ceases to hold any Purchased Preferred Stock or Anniversary Warrants shall be allocated to the remaining holders of the Purchased Preferred Stock and Anniversary Warrants, pro rata based on the number of shares of Common Stock issuable pursuant to the Purchased Preferred Stock and Anniversary Warrants then held by such holders thereof (without regard to any limitations on conversion). If at any time the number of shares of Common Stock authorized and reserved for issuance is not sufficient to meet the Required Reserve Amount, the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of stockholders to authorize additional shares to meet the Company’s obligations pursuant to the Transaction Documents, in the case of an insufficient number of authorized shares, obtain stockholder approval (if required) of an increase in such authorized number of shares, and voting the management shares of the Company in favor of an increase in the authorized shares of the Company to ensure that the number of authorized shares is sufficient to meet the Required Reserve Amount.

(t) Legends. Certificates and any other instruments evidencing the Securities shall not bear any restrictive or other legend.

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(u) Not an Underwriter. Neither the Company nor any Subsidiary or affiliate thereof shall identify any Buyer as being an underwriter or potentially being an “underwriter” in any disclosure to, or filing with, the SEC, Nasdaq or any other Eligible Market. No Buyer shall be required to agree or admit that it is, or may be, acting as an “underwriter” in connection with the transactions contemplated hereby or agree to be named as an underwriter or as potentially being an underwriter in any public disclosure or filing with the SEC, Nasdaq or any other Eligible Market, nor shall any Buyer be required to make any representations to, or undertake any obligations to, the SEC in connection with any registration statement filed by the Company. Any Buyer being deemed an underwriter, or potentially to be an underwriter, by the SEC shall not relieve the Company of any obligations it has under this Agreement or any other Transaction Document.

(v) Stockholder Approval. The Company shall hold a meeting of the stockholders of the Company (the “Stockholder Meeting”) as soon as reasonably practicable following the date hereof, but in any event no later than (i) the 45th day after the date hereof, in the event that the SEC does not review and provide written comments on the Proxy Statement (as defined below), or (ii) the 60th day after the date hereof, in the event that the SEC does review and provide written comments on the Proxy Statement, for the purpose of obtaining the approval by the Company’s stockholders of the transactions contemplated by the Transaction Documents required to satisfy Nasdaq Listing Rule 5635(d)(2) (the “Requisite Stockholder Approval”). The Company will prepare and file with the SEC a proxy statement to be sent to the Company’s stockholders in connection with the Stockholder Meeting (the “Proxy Statement”), which Proxy Statement will be initially filed with the SEC by no later than the 10th calendar day following the date hereof. The Proxy Statement shall include the Board of Directors’ recommendation that the holders of shares of the Company’s Common Stock vote in favor of the Requisite Stockholder Approval. The Company shall use its best efforts to obtain approval of the Requisite Stockholder Approval. If the Requisite Stockholder Approval is not obtained at or prior to the Stockholder Meeting, the Company will hold a special meeting of the stockholders of the Company for the purposes of obtaining such Requisite Stockholder Approval no less often than every ninety (90) days following the date of the Stockholder Meeting until the Requisite Stockholder Approval is obtained, and the Board of Directors will recommend that the holders of shares of the Company’s Common Stock vote in favor of the Requisite Stockholder Approval at each such meeting.

(w) Anniversary Warrants. If on the one (1) year anniversary of the Closing Date (or if such date is not a Trading Day (as defined in the Certificate of Designation), then the immediately preceding Trading Day) (the “Anniversary Warrant Issuance Date”) (i) any Purchased Preferred Stock is outstanding and (ii) the Last Reported Sale Price (as defined in the Certificate of Designation) during any Trading Day in the twenty (20) Trading Day period ending on and including such date was less than one hundred fifteen percent (115%) of the Conversion Price, then the Company shall on such date issue the Anniversary Warrants to the Buyers for no additional consideration.

(x) Voting and Lock-Up Agreements. The Company shall not amend, modify, waive or terminate any provision of any of the Voting Agreements or Lock-Up Agreements and shall enforce the provisions of each Voting Agreement and Lock-Up Agreement in accordance with its terms. If any party to a Voting Agreement or Lock-Up Agreement breaches any provision of a Voting Agreement or Lock-Up Agreement, the Company shall promptly use its best efforts to seek specific performance of the terms of thereof, as applicable. In addition, the Company shall not consent to any actions under the Lock-Up Agreement that would require the consent of the Company.

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(y) Registration Rights. The Company shall keep the Registration Statement effective and available for the issuance of the Anniversary Warrants until after the one (1) year anniversary of the Closing Date and shall advise the Buyers promptly (and in any event within two (2) Trading Days thereof) in the event that the Registration Statement becomes unavailable for the issuance of the Anniversary Warrants or the Warrant Shares, including in the event of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement under the 1933 Act or of the suspension by any state securities commission of the qualification of the Anniversary Warrants or the Warrant Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes. In the event that the Registration Statement is not available for the issuance of the Anniversary Warrants at such time as the Company is obligated to issue the Anniversary Warrants pursuant to Section 4(w), the Company shall:

(i) file a registration statement with the SEC on the Anniversary Warrant Issuance Date with respect to the Warrant Shares (the “Filing Date”) to register all Shares underlying the Anniversary Warrants (the “Registrable Shares”) on Form S-1 or Form S-3 under the 1933 Act (providing for shelf registration of such Registrable Shares under SEC Rule 415) (such registration statement, including any preliminary prospectus, final prospectus, exhibit or amendment included in or relating to such registration statement being the “Resale Registration Statement”);

(ii) use its commercially reasonable efforts to cause such Resale Registration Statement to be declared effective as soon as practicable and in any event within 30 days of the filing thereof (or, in the event the staff of the SEC (the “Staff”) reviews and has written comments to such Resale Registration Statement, within 60 days of the filing thereof), such efforts to include, without limiting the generality of the foregoing, preparing and filing with the SEC any financial statements or other information that is required to be filed prior to the effectiveness of such Resale Registration Statement;

(iii) not less than two (2) Trading Days prior to the filing of such Resale Registration Statement or any related prospectus or any amendment or supplement thereto, furnish via e-mail to the Buyers copies of all such documents proposed to be filed, which documents (other than any document that is incorporated or deemed to be incorporated by reference therein) will be subject to the review of the Buyers. The Company shall reflect in each such document when so filed with the SEC such comments regarding the Buyers and the plan of distribution as the Buyers may reasonably and promptly propose no later than two (2) Trading Days after the Buyers have been so furnished with copies of such documents as aforesaid;

(iv) promptly prepare and file with the SEC such amendments and supplements to such Resale Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Resale Registration Statement continuously effective and free from any material misstatement or omission to state a material fact therein until termination of such obligation as provided in Section 4(bb) below, subject to the Company’s right to suspend pursuant to Section 4(aa) below;

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(v) furnish to the Buyers such number of copies of prospectuses in conformity with the requirements of the 1933 Act and such other documents as the Buyers may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Shares by the Buyers;

(vi) file such documents as may be required of the Company for normal securities law clearance for the resale of the Registrable Shares in such states of the United States as may be reasonably requested by the Buyers and use its commercially reasonable efforts to maintain such blue sky qualifications during the period the Company is required to maintain effectiveness of such Resale Registration Statement; provided, however, that the Company shall not be required in connection with this Section 4(y)(vi) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

(vii) upon notification by the SEC that the Resale Registration Statement will not be reviewed or is not subject to further review by the SEC, the Company shall within one (1) Trading Day following the date of such notification request acceleration of such Resale Registration Statement (with the requested effectiveness date to be not more than two (2) Trading Days later);

(viii) upon notification by the SEC that the Resale Registration Statement has been declared effective by the SEC, the Company shall file the final prospectus under Rule 424 of the 1933 Act (“Rule 424”) within the applicable time period prescribed by Rule 424;

(ix) advise the Buyers promptly (and in any event within two (2) Trading Days thereof):

(A) of the effectiveness of the Resale Registration Statement or any post-effective amendments thereto;

(B) of any request by the SEC for amendments to the Resale Registration Statement or amendments to the prospectus or for additional information relating thereto;

(C) of the issuance by the SEC of any stop order suspending the effectiveness of the Resale Registration Statement under the 1933 Act or of the suspension by any state securities commission of the qualification of the Registrable Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes; and;

(D) of the existence of any fact and the happening of any event that makes any statement of a material fact made in the Resale Registration Statement, the prospectus and amendment or supplement thereto, or any document incorporated by reference therein, untrue, or that requires the making of any additions to or changes in the Resale Registration Statement or the prospectus in order to make the statements therein not misleading;

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(x) cause all Registrable Shares to be listed on each securities exchange, if any, on which equity securities by the Company are then listed; and

(xi) bear all expenses in connection with the procedures in paragraphs (i) through (x) of this Section 4(y) and the registration of the Registrable Shares on such Resale Registration Statement and the satisfaction of the blue sky laws of such states.

(z) Registration Rights Indemnification.

(i) The Company agrees to indemnify and hold harmless the Buyers and their respective affiliates, partners, members, officers, directors, agents, brokers and representatives, and each person, if any, who controls a Buyer within the meaning of Section 15 of the 1933 Act or Section 20 the 1934 Act (each, a “Purchaser Party” and collectively the “Purchaser Parties”), to the fullest extent permitted by applicable law, from and against any losses, claims, damages or liabilities (collectively, “Losses”) to which they may become subject (under the 1933 Act or otherwise) insofar as such Losses (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Resale Registration Statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or arise out of any failure by the Company to fulfill any undertaking included in the Resale Registration Statement and the Company will, as incurred, reimburse the Purchaser Parties for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such Loss arises out of, or is based upon an untrue statement or omission or alleged untrue statement or omission made in the Resale Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Buyers specifically for use in preparation of the Resale Registration Statement.

(ii) The Buyers agree to indemnify and hold harmless the Company and its officers, directors, affiliates, agents, brokers and representatives and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act (each a “Company Party” and collectively the “Company Parties”), to the fullest extent permitted by applicable law, from and against any Losses to which the Company Parties may become subject (under the 1933 Act or otherwise), insofar as such Losses (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Resale Registration Statement (or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading in each case, on the effective date thereof), if, and only to the extent, such untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information furnished by or on behalf of the Buyers specifically for use in preparation of the Resale Registration Statement, and the Buyers will, as incurred, reimburse each Company Party for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that in no event shall any indemnity under this Section 4(z) be greater in amount than the dollar amount of the net proceeds received by the Buyers upon their sale of the Registrable Shares included in the Resale Registration Statement giving rise to such indemnification obligation.

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(iii) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 4(z), such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and such indemnifying person shall have been notified thereof, such indemnifying person shall be entitled to participate therein, and, to the extent that it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate in the reasonable judgment of the indemnified person for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person. The indemnifying party shall not settle an action without the consent of the indemnified party, which consent shall not be unreasonably withheld.

(iv) If after proper notice of a claim or the commencement of any action against the indemnified party, the indemnifying party does not choose to participate, then the indemnified party shall assume the defense thereof and upon written notice by the indemnified party requesting advance payment of a stated amount for its reasonable defense costs and expenses, the indemnifying party shall advance payment for such reasonable defense costs and expenses (the “Advance Indemnification Payment”) to the indemnified party. In the event that the indemnified party’s actual defense costs and expenses exceed the amount of the Advance Indemnification Payment, then upon written request by the indemnified party, the indemnifying party shall reimburse the indemnified party for such difference; in the event that the Advance Indemnification Payment exceeds the indemnified party’s actual costs and expenses, the indemnified party shall promptly remit payment of such difference to the indemnifying party.

(v) If the indemnification provided for in this Section 4(z) is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other, as well as any other relevant equitable considerations; provided, that in no event shall any contribution by an indemnifying party hereunder be greater in amount than the dollar amount of the proceeds received by such indemnifying party upon the sale of such Registrable Shares.

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(aa) Suspensions. The Buyers acknowledge that there may be times when the Company must suspend the use of the prospectus forming a part of the Resale Registration Statement until such time as an amendment to such Resale Registration Statement has been filed by the Company and declared effective by the SEC, or until such time as the Company has filed an appropriate report with the SEC pursuant to the 1934 Act. The Buyers hereby covenant that they will not sell any Registrable Shares pursuant to said prospectus during the period commencing at the time at which the Company gives the Buyers notice of the suspension of the use of said prospectus and ending at the time the Company gives the Buyers notice that the Buyers may thereafter effect sales pursuant to said prospectus; provided, that such suspension periods shall in no event exceed 30 days in any 12 month period and that, in the good faith judgment of the Board of Directors, the Company would, in the absence of such delay or suspension hereunder, be required under state or federal securities laws to disclose any corporate development, a potentially significant transaction or event involving the Company, or any negotiations, discussions, or proposals directly relating thereto, in either case the disclosure of which would reasonably be expected to have a Material Adverse Effect upon the Company or its stockholders.

(bb) Termination of Registration Rights. In the event the Company is required to file a Resale Registration Statement relating to the Anniversary Warrants or the Underlying Shares, the obligations of the Company pursuant to Section 4(y) hereof shall cease and terminate, with respect to any Registrable Shares, upon such time as such Registrable Shares (i) may be freely sold pursuant to Rule 144 without volume limitations or any requirement for current public information, or (ii) have been resold in a transaction pursuant to which all restrictive legends were removed from such securities.

(cc) MSA Subordination Provision. Except as set forth in Schedule 4(cc)(1), the Company shall, (1) within ninety (90) days following the Closing Date, ensure that each material Company Vendor Contract (as defined in the Certificate of Designation) that it has previously entered into and that is still in effect on the Closing Date, shall be amended or otherwise modified so that it includes the provision substantially in the form set forth in Schedule 4(cc)(2) (the “MSA Subordination Provision”), and (2) ensure that each Company Vendor Contract that it enters into on or after the Closing Date includes an MSA Subordination Provision. Except as set forth in this Section 4(cc)(1), the Company shall not request or permit any Company Vendor Contract to include payment subordination terms in favor of any Person other than the Holders.

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5.	REGISTER; TRANSFER AGENT INSTRUCTIONS.

(a) Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for the registration of the Securities in which the Company shall record the name and address of the Person in whose name the Purchased Preferred Stock and Anniversary Warrants, if any, have been issued (including the name and address of each transferee), the aggregate number of shares of Purchased Preferred Stock and Anniversary Warrants, if any, held by such Person and the number of Underlying Shares issuable pursuant to the terms of the Purchased Preferred Stock and Anniversary Warrants, if any, held by such Person. The Company shall keep the register open and available at all times during business hours for inspection of any Buyer or its legal representatives. This provision shall be construed such that the Securities are at all times maintained in “registered form” within the meanings of Sections 163(f), 871(h)(2) and 881(c)(2) of the Code and any Treasury Regulations promulgated thereunder.

(b) Transfer Agent Instructions. The Company shall issue irrevocable instructions to its transfer agent and any subsequent transfer agent (as applicable) (the “Transfer Agent”) in a form acceptable to each of the Buyers (the “Irrevocable Transfer Agent Instructions”) to credit shares to each such Buyer’s (or its designee’s) account at DTC through its Deposit/Withdrawal At Custodian (“DWAC”) System, provided that the Transfer Agent is participating in the DTC Fast Automated Securities Transfer Program (“FAST”) and the shares are then eligible for transfer through the DWAC System, or, if the Transfer Agent is not participating in FAST or if the shares are not then eligible for transfer through the DWAC system, issue and dispatch by overnight courier to the address as specified in (x) the conversion notice of the Purchased Preferred Stock or Anniversary Warrant or (y) the notice that the Company is electing to issue shares of Common Stock pursuant to the terms of the Purchased Preferred Stock or that the Buyers are electing to receive shares of Common Stock pursuant to the Purchased Preferred Stock , a certificate, registered in the name of such Buyer or its designee, for the applicable number of Underlying Shares to which the Buyer is entitled, for the applicable Underlying Shares in such amounts as specified from time to time by the Company or the Buyers, as the case may be, pursuant to the terms of the Purchased Preferred Stock or Anniversary Warrants, as applicable. The Company represents and warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5(b) will be given by the Company to the Transfer Agent with respect to the Securities, and that the Securities shall otherwise be freely transferable on the books and records of the Company, as applicable, to the extent provided in this Agreement and the other Transaction Documents. If a Buyer effects a sale, assignment or transfer of the Securities, the Company shall permit the transfer and shall promptly instruct the Transfer Agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by such Buyer to effect such sale, transfer or assignment. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to a Buyer. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5(b) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5(b), that a Buyer shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required. Any fees (with respect to the Transfer Agent, counsel to the Company or otherwise) associated with the removal of any legends on any of the Securities shall be borne by the Company. The Company agrees to cause the Preferred Stock to be held at DTC as soon as practicable after the Closing, but in any event no later than thirty (30) days following the Closing.

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(c) FAST Compliance. While any Purchased Preferred Stock or Anniversary Warrants remain outstanding, the Company shall maintain a transfer agent that participates in FAST.

6.	CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL the purchased PREFERRED STOCK.

The obligation of the Company hereunder to issue and sell the Purchased Preferred Stock to each Buyer at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

(a) Such Buyer shall have executed each of the other Transaction Documents to which it is a party and delivered the same to the Company.

(b) Such Buyer and each other Buyer shall have delivered to the Company the purchase price for the Purchased Preferred Stock being purchased by such Buyer at such Closing by wire transfer of immediately available funds in accordance with a Flow of Funds Letter with respect to the Purchased Preferred Stock to be purchased at such Closing.

(c) The representations and warranties of such Buyer shall be true and correct in all material respects (except for such representations and warranties that are qualified by materiality or material adverse effect, which shall be true and correct in all respects) as of the date when made and as of the date of each such Closing as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the date of such Closing.

(d) Such Buyer shall have executed and delivered to the Company a properly completed Internal Revenue Service Form W-9, Request for Taxpayer Identification Number and Certification.

7.	CONDITIONS TO EACH BUYER’S OBLIGATION TO PURCHASE the purchased PREFERRED STOCK.

The obligation of each Buyer hereunder to purchase its Purchased Preferred Stock at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Buyer’s sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

(a) The Company and each Subsidiary (as the case may be) shall have duly executed and delivered to such Buyer each of the Transaction Documents to which it is a party and filed the Certificate of Designation with the Delaware Secretary of State and the Company shall have duly delivered to such Buyer the Purchased Preferred Stock set forth across from such Buyer’s name on the Schedule of Buyers at the Closing pursuant to this Agreement.

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(b) Such Buyer shall have received the opinion of Norton Rose Fulbright US LLP, the Company’s counsel, dated as of the Closing Date, in the form acceptable to such Buyer.

(c) The Company shall have delivered to such Buyer a copy of the Irrevocable Transfer Agent Instructions, dated as of the Closing Date, in the form acceptable to such Buyer, which instructions shall have been delivered to and acknowledged in writing by the Transfer Agent.

(d) The Company shall have delivered to such Buyer a certificate evidencing the formation and good standing of the Company and each of its Subsidiaries in each such entity’s jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction of formation as of a date within ten (10) days of the Closing Date, along with a bring-down letter certifying the good standing of the Company and each of its Subsidiaries as of the Closing Date.

(e) The Company shall have delivered to such Buyer a certified copy of the Certificate of Incorporation of the Company as certified by the Delaware Secretary of State within ten (10) days of the Closing Date.

(f) The Company shall have delivered to such Buyer a certificate, in the form acceptable to such Buyer, executed by the Secretary of the Company and dated as of the Closing Date, as to (A) the resolutions consistent with Section 3(d) as adopted by the Company’s Board of Directors or a duly authorized committee thereof in a form reasonably acceptable to such Buyer, (B) the Certificate of Incorporation of the Company, (C) the Certificate of Designation and (D) the bylaws of the Company, each as in effect at the Closing Date.

(g) Each and every representation and warranty of the Company shall be true and correct in all material respects (except for such representations and warranties that are qualified by materiality or material adverse effect, which shall be true and correct in all respects) as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date) and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Such Buyer shall have received a certificate, duly executed by the Chief Executive Officer or Chief Financial Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer in the form acceptable to such Buyer.

(h) The Company shall have delivered to such Buyer a letter from the Transfer Agent certifying the number of shares of Common Stock outstanding on the Closing Date immediately prior to the Closing.

(i) The Common Stock (A) shall be designated for quotation or listed (as applicable) on Nasdaq and (B) shall not have been suspended, as of the Closing Date, by the SEC or Nasdaq from trading on Nasdaq nor shall suspension by the SEC or Nasdaq have been threatened, as of the Closing Date, either (1) in writing by the SEC or Nasdaq or (2) by falling below the minimum maintenance requirements of Nasdaq.

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(j) The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Purchased Preferred Stock, including without limitation, Nasdaq having raised no objection to any of the transactions contemplated by the Transaction Documents, if any.

(k) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or Governmental Entity of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(l) Since the date of execution of this Agreement, no event or series of events shall have occurred that would have or result in a Material Adverse Effect.

(m) Such Buyer shall have received a letter on the letterhead of the Company, duly executed by the Chief Executive Officer or Chief Financial Officer of the Company, setting forth the wire amounts of each Buyer and the wire transfer instructions of the Company (a “Flow of Funds Letter”) with respect to the Purchased Preferred Stock.

(n) The Company shall have submitted a Listing of Additional Shares Notification Form with Nasdaq relating to the issuance of the Underlying Shares as contemplated hereby and shall have not received any notice objecting to the listing of the Underlying Shares from Nasdaq.

(o) All costs, fees, expenses (including, without limitation, legal fees and expenses) contemplated hereby to be payable to the Buyers shall have been paid to the extent due and, in the case of expenses of the Buyers that are reimbursable in accordance herewith, invoiced at least one day prior to the Closing Date.

(p) The Company shall have delivered to such Buyer executed copies of the Voting Agreements executed by each of the parties set forth on Exhibit C.

(q) The Company shall have delivered to each Buyer an executed copy of its Amended and Restated Credit Agreement, in the form attached hereto as Exhibit F.

(r) The Company shall have delivered to such Buyer executed copies of the Lock-Up Agreements (in the form attached hereto as Exhibit E) executed by each of the parties set forth on Exhibit C.

(s) The Company and the other parties to the Bayswater PSA shall be prepared to close the acquisition contemplated by the Bayswater PSA immediately upon receipt of the net proceeds from the sale of the Purchased Preferred Stock and each Buyer shall have received written confirmation from Bayswater that it is prepared to close such acquisition immediately upon receipt of such net proceeds.

(t) The Company shall have delivered to such Buyer the results of a recent lien, bankruptcy and judgment search in each relevant jurisdiction with respect to the Company and its Subsidiaries hold property or conduct business.

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(u) The holders of the Company’s outstanding subordinated promissory notes due March 17, 2027 shall have agreed to (i) have three million two hundred twenty seventy thousand five hundred twenty dollars ($3,227,520) of the principal amount of such notes cancelled in exchange for the cash payment set forth in the Flow of Funds Letter and (ii) such remaining outstanding subordinated promissory notes amended to reflect (x) an interest rate of fifteen (15%) and (y) no redemption so long as any Preferred Stock remains outstanding, and each Buyer shall have received written confirmation thereof from the holders of such subordinated promissory notes.

(v) The Company and its Subsidiaries shall have delivered to such Buyer such other documents, instruments or certificates relating to the transactions contemplated by the Transaction Documents as such Buyer or its counsel may reasonably request.

8.	TERMINATION.

In the event that the Closing shall not have occurred with respect to a Buyer within five (5) Business Days of the date hereof, then such Buyer shall have the right to terminate its obligations under this Agreement with respect to itself at any time on or after the close of business on such date without liability of such Buyer to any other party; provided, however, (i) the right to terminate this Agreement under this Section 8 shall not be available to such Buyer if the failure of the transactions contemplated by this Agreement to have been consummated by such date is the result of such Buyer’s breach of this Agreement and (ii) the abandonment of the sale and purchase of the Purchased Preferred Stock shall be applicable only to such Buyer providing such written notice; provided further that no such termination shall affect any obligation of the Company under this Agreement to reimburse such Buyer for the expenses described in Section 4(g) above. Nothing contained in this Section 8 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.

9.	MISCELLANEOUS.

(a) Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware. The Company hereby irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, provided that if the Court of Chancery of the State of Delaware does not have jurisdiction, then to the other courts of the State of Delaware, for the adjudication of any dispute hereunder or in connection herewith or under any of the other Transaction Documents or with any transaction contemplated hereby or thereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude any Buyer from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to such Buyer or to enforce a judgment or other court ruling in favor of such Buyer. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR UNDER ANY OTHER TRANSACTION DOCUMENT OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY.

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(b) Counterparts; Electronic Signatures. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof. A party’s electronic signature (complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law) of this Agreement shall have the same validity and effect as a signature affixed by the party’s hand.

(c) Headings; Gender; Interpretation. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found. Unless the context otherwise requires, references herein: (x) to Articles, Sections, Schedules and Exhibits mean the Articles and Sections of, and Schedules and Exhibits attached to, this Agreement; (y) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and (z) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder.

(d) Severability; Maximum Payment Amounts. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s). Notwithstanding anything to the contrary contained in this Agreement or any other Transaction Document (and without implication that the following is required or applicable), it is the intention of the parties that in no event shall amounts and value paid by the Company and/or any of its Subsidiaries (as the case may be), or payable to or received by any of the Buyers, under the Transaction Documents (including without limitation, any amounts that would be characterized as “interest” under applicable law) exceed amounts permitted under any applicable law. Accordingly, if any obligation to pay, payment made to any Buyer, or collection by any Buyer pursuant the Transaction Documents is finally judicially determined to be contrary to any such applicable law, such obligation to pay, payment or collection shall be deemed to have been made by mutual mistake of such Buyer, the Company and its Subsidiaries and such amount shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by the applicable law. Such adjustment shall be effected, to the extent necessary, by reducing or refunding, at the option of such Buyer, the amount of interest or any other amounts which would constitute unlawful amounts required to be paid or actually paid to such Buyer under the Transaction Documents. For greater certainty, to the extent that any interest, charges, fees, expenses or other amounts required to be paid to or received by such Buyer under any of the Transaction Documents or related thereto are held to be within the meaning of “interest” or another applicable term to otherwise be violative of applicable law, such amounts shall be pro-rated over the period of time to which they relate.

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(e) Entire Agreement; Amendments. This Agreement, the other Transaction Documents and the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein supersede all other prior oral or written agreements between the Buyers, the Company, its Subsidiaries, their affiliates and Persons acting on their behalf, including, without limitation, any transactions by any Buyer with respect to Common Stock or the Securities, and the other matters contained herein and therein, and this Agreement, the other Transaction Documents, the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein contain the entire understanding of the parties solely with respect to the matters covered herein and therein; provided, however, nothing contained in this Agreement or any other Transaction Document shall (or shall be deemed to) (i) have any effect on any agreements any Buyer has entered into with, or any instruments any Buyer has received from, the Company or any of its Subsidiaries prior to the date hereof with respect to any prior investment made by such Buyer in the Company or (ii) waive, alter, modify or amend in any respect any obligations of the Company or any of its Subsidiaries, or any rights of or benefits to any Buyer or any other Person, in any agreement entered into prior to the date hereof between or among the Company and/or any of its Subsidiaries and any Buyer, or any instruments any Buyer received from the Company and/or any of its Subsidiaries prior to the date hereof, and all such agreements and instruments shall continue in full force and effect. Except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking. For clarification purposes, the Recitals are part of this Agreement. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Required Holders, and any amendment to any provision of this Agreement made in conformity with the provisions of this Section 9(e) shall be binding on all Buyers and holders of Securities, as applicable; provided that no such amendment shall be effective to the extent that it (A) applies to less than all of the holders of the Securities then outstanding or (B) imposes any obligation or liability on any Buyer without such Buyer’s prior written consent (which may be granted or withheld in such Buyer’s sole discretion). No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party, provided that the Required Holders may waive any provision of this Agreement, and any waiver of any provision of this Agreement made in conformity with the provisions of this Section 9(e) shall be binding on all Buyers and holders of Securities, as applicable, provided that no such waiver shall be effective to the extent that it (1) applies to less than all of the holders of the Securities then outstanding (unless a party gives a waiver as to itself only) or (2) imposes any obligation or liability on any Buyer without such Buyer’s prior written consent (which may be granted or withheld in such Buyer’s sole discretion). No consideration (other than reimbursement of legal fees) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration also is offered to all of the parties to the Transaction Documents and all holders of the Purchased Preferred Stock. From the date hereof and while any Purchased Preferred Stock are outstanding, the Company shall not be permitted to receive any consideration from a Buyer or a holder of Purchased Preferred Stock that is not otherwise contemplated by the Transaction Documents in order to, directly or indirectly, induce the Company or any Subsidiary (i) to treat such Buyer or holder of Purchased Preferred Stock in a manner that is more favorable than to other similarly situated Buyers or holders of Purchased Preferred Stock, or (ii) to treat any Buyer(s) or holder(s) of Purchased Preferred Stock in a manner that is less favorable than the Buyer or holder of Purchased Preferred Stock that is paying such consideration; provided, however, that the determination of whether a Buyer has been treated more or less favorably than another Buyer shall disregard any securities of the Company purchased or sold by any Buyer. The Company has not, directly or indirectly, made any agreements with any Buyers relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents. Without limiting the foregoing, the Company confirms that, except as set forth in this Agreement, no Buyer has made any commitment or promise or has any other obligation to provide any financing to the Company, any Subsidiary or otherwise. As a material inducement for each Buyer to enter into this Agreement, the Company expressly acknowledges and agrees that (x) no due diligence or other investigation or inquiry conducted by a Buyer, any of its advisors or any of its representatives shall affect such Buyer’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, the Company’s representations and warranties contained in this Agreement or any other Transaction Document and (y) nothing contained in any of the SEC Documents shall affect such Buyer’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, the Company’s representations and warranties contained in this Agreement or any other Transaction Document. “Required Holders” means (I) prior to the Closing Date, each Buyer entitled to purchase Purchased Preferred Stock at the Closing, and (II) on or after the Closing Date, holders of a majority of the Underlying Shares in the aggregate as of such time issued or issuable hereunder or pursuant to the Purchased Preferred Stock or Anniversary Warrants, as applicable; provided that such majority must include Buyer, so long as Buyer or any of its affiliates hold any Purchased Preferred Stock or Anniversary Warrants.

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(f) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by electronic mail (provided that such sent e-mail is kept on file (whether electronically or otherwise) by the sending party and the sending party does not receive an automatically generated message from the recipient’s e-mail server that such e-mail could not be delivered to such recipient); or (iii) one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same. The addresses and e-mail addresses for such communications shall be:

If to the Company:

Prairie Operating Co.

55 Waugh Drive, Suite 400
Houston, TX 77007

Telephone: [***]
Attention: Daniel T. Sweeney
E-Mail: [***]

With a copy (for informational purposes only) to:

Norton Rose Fulbright US LLP
2200 Ross Avenue Suite 3600
Dallas, Texas 75201-7932
Attention: Paul Conneely and Bryn Sappington
E-mail: [***]

If to the Transfer Agent:

VStock Transfer, LLC
18 Lafayette Place
Woodmere, NY 11598
Email: action@vstocktransfer.com

If to a Buyer, to (i) its e-mail address set forth on the Schedule of Buyers, with copies to such Buyer’s representatives as set forth on the Schedule of Buyers and (ii) to [***], High Trail Capital, 80 River Street, Suite 4C, Hoboken, NJ 07030 (telephone: [***]).

with a copy (for informational purposes only) to:

Latham & Watkins LLP
12670 High Bluff Drive
San Diego, CA 92130
Telephone: [***]
Attention: Michael E. Sullivan
E-mail: [***]

or to such other address, e-mail address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) electronically generated by the sender’s e-mail or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by e-mail or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

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(g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of any of the Purchased Preferred Stock or Anniversary Warrants. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Required Holders, including, without limitation, by way of a Fundamental Change or a Fundamental Transaction (unless the Company is in compliance with the applicable provisions governing Fundamental Changes and Fundamental Transactions). A Buyer may assign some or all of its rights hereunder in connection with any transfer of any of its Securities without the consent of the Company, provided such assignee agrees in writing to be bound by the provisions hereof that apply to Buyers in which event such assignee shall be deemed to be a Buyer hereunder with respect to such assigned rights.

(h) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, other than the Indemnitees referred to in Sections 4(z) and 9(k).

(i) Survival. The representations, warranties, agreements and covenants shall survive the Closing. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

(j) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k) Indemnification.

(i) In consideration of each Buyer’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Buyer and each holder of any Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by the Company or any Subsidiary in any of the Transaction Documents, (ii) any breach of any covenant, agreement or obligation of the Company or any Subsidiary contained in any of the Transaction Documents or (iii) any cause of action, suit, proceeding or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company or any Subsidiary) or which otherwise involves such Indemnitee that arises out of or results from (A) the execution, delivery, performance or enforcement of any of the Transaction Documents (including, without limitation, any hedging or similar activities in connection therewith), or (B) the status of such Buyer or holder of the Securities either as an investor in the Company pursuant to the transactions contemplated by the Transaction Documents or as a party to this Agreement (including, without limitation, any hedging or similar activities in connection therewith or as a party in interest or otherwise in any action or proceeding for injunctive or other equitable relief); provided, however, that the Company will not be liable in any such case to a Buyer or its related Indemnitees to the extent that any such claim, loss, damage, liability or expense arises primarily out of or is based primarily upon the inaccuracy of any representations and warranties made by such Buyer herein. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

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(ii) Promptly after receipt by an Indemnitee under this Section 9(k) of notice of the commencement of any action or proceeding (including, without limitation, any governmental action or proceeding) involving an Indemnified Liability, such Indemnitee shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 9(k), deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnitee; provided, however, that an Indemnitee shall have the right to retain its own counsel with the fees and expenses of such counsel to be paid by the indemnifying party if: (i) the indemnifying party has agreed in writing to pay such fees and expenses; (ii) the indemnifying party shall have failed promptly to assume the defense of such Indemnified Liability and to employ counsel reasonably satisfactory to such Indemnitee in any such Indemnified Liability; or (iii) the named parties to any such Indemnified Liability (including, without limitation, any impleaded parties) include both such Indemnitee and the indemnifying party, and such Indemnitee shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnitee and the indemnifying party (in which case, if such Indemnitee notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, then the indemnifying party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the indemnifying party), provided further that in the case of clause (iii) above the indemnifying party shall not be responsible for the reasonable fees and expenses of more than one (1) separate legal counsel for such Indemnitee. The Indemnitee shall reasonably cooperate with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnitee which relates to such Indemnified Liability. The indemnifying party shall keep the Indemnitee reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnitee, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all liability in respect to such Indemnified Liability, and such settlement shall not include any admission as to fault on the part of the Indemnitee. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnitee with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnitee under this Section 9(k), except to the extent that the indemnifying party is materially and adversely prejudiced in its ability to defend such action. The indemnification required by this Section 9(k) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Liabilities are incurred. The indemnity and contribution agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnitees against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

(l) Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. No specific representation or warranty shall limit the generality or applicability of a more general representation or warranty. Each and every reference to share prices, shares of Common Stock and any other numbers in this Agreement that relate to the Common Stock shall be automatically adjusted for any stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions that occur with respect to the Common Stock after the date of this Agreement. Notwithstanding anything in this Agreement to the contrary, for the avoidance of doubt, nothing contained herein shall constitute a representation or warranty against, or a prohibition of, any actions with respect to the borrowing of, arrangement to borrow, identification of the availability of, and/or securing of, securities of the Company in order for such Buyer (or its broker or other financial representative) to effect short sales or similar transactions in the future.

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(m) Remedies. Each Buyer and in the event of assignment by Buyer of its rights and obligations hereunder, each holder of Securities, shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it or any Subsidiary fails to perform, observe, or discharge any or all of its or such Subsidiary’s (as the case may be) obligations under the Transaction Documents, any remedy at law would be inadequate relief to the Buyers. The Company therefore agrees that the Buyers shall be entitled to specific performance and/or temporary, preliminary and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of proving actual damages and without posting a bond or other security and the Company hereby agrees that the Company will not object to such a decree of specific performance and/or injunctive relief on the basis that monetary damages are a sufficient remedy. The remedies provided in this Agreement and the other Transaction Documents shall be cumulative and in addition to all other remedies available under this Agreement and the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief).

(n) Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Buyer exercises a right, election, demand or option under a Transaction Document and the Company or any Subsidiary does not timely perform its related obligations within the periods therein provided or if no period is prescribed, within a reasonable period of time, then such Buyer may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company or such Subsidiary (as the case may be), any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

(o) Payment Set Aside; Currency. To the extent that the Company makes a payment or payments to any Buyer hereunder or pursuant to any of the other Transaction Documents or any of the Buyers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred. Unless otherwise expressly indicated, all dollar amounts referred to in this Agreement and the other Transaction Documents are in United States Dollars (“U.S. Dollars”), and all amounts owing under this Agreement and all other Transaction Documents shall be paid in U.S. Dollars. All amounts denominated in other currencies (if any) shall be converted into the U.S. Dollar equivalent amount in accordance with the Exchange Rate on the date of calculation. “Exchange Rate” means, in relation to any amount of currency to be converted into U.S. Dollars pursuant to this Agreement, the U.S. Dollar exchange rate as published in the Wall Street Journal on the relevant date of calculation.

(p) Judgment Currency.

(i) If for the purpose of obtaining or enforcing judgment against the Company in connection with this Agreement or any other Transaction Document in any court in any jurisdiction it becomes necessary to convert into any other currency (such other currency being hereinafter in this Section 9(p) referred to as the “Judgment Currency”) an amount due in U.S. Dollars under this Agreement, the conversion shall be made at the Exchange Rate prevailing on the Business Day immediately preceding:

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(1) the date actual payment of the amount due, in the case of any proceeding in the Court of Chancery of the State of Delaware or in the courts of any other jurisdiction that will give effect to such conversion being made on such date; or

(2) the date on which the foreign court determines, in the case of any proceeding in the courts of any other jurisdiction (the date as of which such conversion is made pursuant to this Section 9(p)(i)(2) being hereinafter referred to as the “Judgment Conversion Date”).

(ii) If in the case of any proceeding in the court of any jurisdiction referred to in Section 9(p)(i)(2), there is a change in the Exchange Rate prevailing between the Judgment Conversion Date and the date of actual payment of the amount due, the applicable party shall pay such adjusted amount as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the Exchange Rate prevailing on the date of payment, will produce the amount of U.S. Dollars which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial order at the Exchange Rate prevailing on the Judgment Conversion Date.

(iii) Any amount due from the Company under this provision shall be due as a separate debt and shall not be affected by judgment being obtained for any other amounts due under or in respect of this Agreement or any other Transaction Document.

(q) Independent Nature of Buyers’ Obligations and Rights. The obligations of each Buyer under the Transaction Documents are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Buyer pursuant hereto or thereto, shall be deemed to constitute the Buyers as, and the Company acknowledges that the Buyers do not so constitute, a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Buyers are in any way acting in concert or as a group or entity, and the Company shall not assert any such claim with respect to such obligations or the transactions contemplated by the Transaction Documents or any matters, and the Company acknowledges that the Buyers are not acting in concert or as a group, and the Company shall not assert any such claim, with respect to such obligations or the transactions contemplated by the Transaction Documents. The decision of each Buyer to purchase Securities pursuant to the Transaction Documents has been made by such Buyer independently of any other Buyer. Each Buyer acknowledges that no other Buyer has acted as agent for such Buyer in connection with such Buyer making its investment hereunder and that no other Buyer will be acting as agent of such Buyer in connection with monitoring such Buyer’s investment in the Securities or enforcing its rights under the Transaction Documents. The Company and each Buyer confirms that each Buyer has independently participated with the Company and its Subsidiaries in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose. The use of a single agreement to effectuate the purchase and sale of the Securities contemplated hereby was solely in the control of the Company, not the action or decision of any Buyer, and was done solely for the convenience of the Company and its Subsidiaries and not because it was required or requested to do so by any Buyer. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company, each Subsidiary and a Buyer, solely, and not between the Company, its Subsidiaries and the Buyers collectively and not between and among the Buyers.

(r) Performance Date. If the date by which any obligation under any of the Transaction Documents must be performed occurs on a day other than a Business Day, then the date by which such performance is required shall be the next Business Day following such date.

(s) Enforcement Fees. The Company agrees to pay all costs and expenses of the Buyers incurred as a result of enforcement of the Transaction Documents and the collection of any amounts owed to the Buyers hereunder (whether in cash, equity or otherwise), including, without limitation, reasonable attorneys’ fees and expenses.

[signature pages follow]

49

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

COMPANY:

PRAIRIE OPERATING CO.

By:	/s/ Edward Kovalik
Name:	Edward Kovalik
Title:	Chief Executive Officer

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

BUYER:

HUDSON BAY PH XIX LLC

By:	[***]
Name:	[***]*
Title:	[***]

*Authorized Signatory
Hudson Bay Capital Management LP
Not individually, but solely as
Investment Advisor to Hudson Bay PH XIX LLC.

[Signature Page to Securities Purchase Agreement]

SCHEDULE OF BUYERS

(1)	(2)	(3)	(4)	(8)
Buyer	Address	Aggregate Number of Shares of Purchased Preferred Stock	Aggregate Purchase Price of Purchased Preferred Stock	Legal Representative’s Address
Hudson Bay PH XIX LLC	High Trail Capital 80 River Street, Suite 4C Hoboken, NJ 07030 Attn: [***] E-Mail: [***]	148,250	$148,250,000	Latham & Watkins LLP 12670 High Bluff Drive San Diego, CA 92130 Telephone: [***] Attention: Michael E. Sullivan
TOTAL		148,250	$148,250,000

SCHEDULE 4(cc)(1)

Excluded Company Vendor Contracts

[Omitted pursuant to Item 601(a)(5) of Regulation S-K]

SCHEDULE 4(cc)(2)

MSA Subordination Provision

[Omitted pursuant to Item 601(a)(5) of Regulation S-K]

Exhibit A

Form of Certificate of Designation

Exhibit B

Form of Anniversary Warrant

Exhibit C

Voting Agreement Parties

[Omitted pursuant to Item 601(a)(5) of Regulation S-K]

Lock-Up Agreement Parties

[Omitted pursuant to Item 601(a)(5) of Regulation S-K]

Exhibit D

Form of Voting Agreement

[Omitted pursuant to Item 601(a)(5) of Regulation S-K]

Exhibit E

Form of Lock-Up Agreement

[Omitted pursuant to Item 601(a)(5) of Regulation S-K]

Exhibit F

Form of Amended and Restated Credit Agreement